United of Omaha Separate Account B

Financial Statements as of December 31, 2022, and for

each of the Periods Presented in the Years Ended

December 31, 2022 and 2021, and Report of Independent

Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

United of Omaha Life Insurance Company

Omaha, Nebraska

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 2 which comprise the United of Omaha Separate Account B (the “Account”) as of December 31, 2022, the related statements of operations and changes in net assets for each of the two years in the period then ended, the financial highlights in Note 8 for each of the five years in the period then ended for each of the subaccounts, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2022, and the results of their operations and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the subaccounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

Omaha, Nebraska

April 12, 2023

We have served as the Account’s auditor since 1997.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF NET ASSETS

DECEMBER 31, 2022

NET ASSETS	Cost	Fair Value	Shares
Investments:
Alger:
American Growth	$2,695,853	$2,100,469	44,643
American Small Capitalization	1,429,404	855,719	60,304
Federated:
Government Money Fund II	486,863	486,863	486,863
Fund for U.S. Government Securities II	222,767	185,806	20,196
Fidelity:
VIP Asset Manager: Growth	267,347	293,444	15,675
VIP Contrafund	2,645,633	3,021,548	79,766
VIP Equity Income	906,603	962,502	40,853
VIP Index 500	4,395,079	9,046,631	24,139
VIP Mid Cap	279,074	257,663	8,258
MFS:
Core Equity Portfolio	6,042,254	5,872,548	247,474
Emerging Growth Series	1,710,923	1,874,724	39,040
High Yield Series	169,007	139,023	29,454
Research Series	574,384	644,877	23,247
Income Series II	288,425	235,286	29,120
Pioneer:
Equity Income VCT	512,570	420,814	27,237
Fund VCT	1,111,702	895,064	67,859
Mid Cap Value VCT	7,372,211	5,881,069	512,735
Real Estate Shares VCT	734,752	428,609	64,067
DWS:
Global Opportunities	854,776	627,075	77,512
Core Equity VIP	347,689	351,167	33,572
International	367,028	315,407	48,599
Small Cap Index VIP	288,195	250,976	20,708
T. Rowe Price:
Equity Income	5,395,453	5,987,935	221,693
International Stock	6,131,289	5,692,969	436,577
Limited-Term Bond	476,961	444,519	96,845
All-Cap Opportunities Portfolio	1,211,120	1,122,462	39,165
Moderate Allocation	464,297	421,856	23,686
Morgan Stanley:
VIF Emerging Markets Equity	1,668,850	1,492,560	125,215
VIF Core Plus Fixed Income	6,009,243	4,785,229	566,299

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Alger
	American Growth		American Small Capitalization
	2022	2021	2022	2021
Income:
Dividends	$—	$—	$—	$—
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(2,971)	220,875	(12,363)	166,851
Net realized gain distributions	117,386	776,318	157,351	442,628

Net realized gains (losses)	114,415	997,193	144,988	609,479

Change in unrealized appreciation / (depreciation) during the year	(1,451,739)	(619,135)	(654,582)	(698,708)

Increase (decrease) in net assets from operations	(1,337,324)	378,058	(509,594)	(89,229)

Contract transactions:
Payments received from contract owners	60,088	35,113	28,633	19,415
Transfers between subaccounts (including fixed accounts), net	85,551	165,888	71,252	(145,228)
Transfers for contract benefits and terminations	(78,145)	(340,786)	(28,792)	(185,436)
Contract maintenance charges	(91,305)	(99,384)	(37,147)	(45,792)

Net increase (decrease) in net assets from contract transactions	(23,811)	(239,169)	33,946	(357,041)

Total increase (decrease) in net assets	(1,361,135)	138,889	(475,648)	(446,270)
Net assets at beginning of year	3,461,604	3,322,715	1,331,367	1,777,637

Net assets at end of year	$2,100,469	$3,461,604	$855,719	$1,331,367

Accumulation units:
Purchases	1,437	2,344	1,609	643
Withdrawals	(1,838)	(5,056)	(884)	(5,637)

Net increase (decrease) in units outstanding	(401)	(2,712)	725	(4,994)
Units outstanding at beginning of year	36,878	39,590	19,640	24,634

Units outstanding at end of year	36,477	36,878	20,365	19,640

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Federated
	Government Money Fund II		Fund for U.S. Government Securities II
	2022	2021	2022	2021
Income:
Dividends	$5,880	$8	$3,818	$7,084
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	—	—	(4,466)	(3,278)
Net realized gain distributions	—	—	—	—

Net realized gains (losses)	—	—	(4,466)	(3,278)

Change in unrealized appreciation / (depreciation) during the year	—	—	(28,133)	(10,486)

Increase (decrease) in net assets from operations	5,880	8	(28,781)	(6,680)

Contract transactions:
Payments received from contract owners	43,590	53,159	7,647	9,472
Transfers between subaccounts (including fixed accounts), net	(27,901)	90,613	1,870	9,986
Transfers for contract benefits and terminations	(32,291)	(146,335)	(22,944)	(97,371)
Contract maintenance charges	(35,750)	(31,093)	(20,625)	(19,430)

Net increase (decrease) in net assets from contract transactions	(52,352)	(33,656)	(34,052)	(97,343)

Total increase (decrease) in net assets	(46,472)	(33,648)	(62,833)	(104,023)
Net assets at beginning of year	533,335	566,983	248,639	352,662

Net assets at end of year	$486,863	$533,335	$185,806	$248,639

Accumulation units:
Purchases	18,496	83,845	332	518
Withdrawals	(52,819)	(106,043)	(1,757)	(4,331)

Net increase (decrease) in units outstanding	(34,323)	(22,198)	(1,425)	(3,813)
Units outstanding at beginning of year	351,733	373,931	9,793	13,606

Units outstanding at end of year	317,410	351,733	8,368	9,793

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Fidelity
	VIP Asset Manager: Growth		VIP Contrafund
	2022	2021	2022	2021
Income:
Dividends	$5,724	$5,609	$17,004	$2,422
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	11,504	2,610	41,319	140,329
Net realized gain distributions	20,860	5,489	160,493	488,956

Net realized gains (losses)	32,364	8,099	201,812	629,285

Change in unrealized appreciation / (depreciation) during the year	(102,509)	36,067	(1,332,286)	310,322

Increase (decrease) in net assets from operations	(64,421)	49,775	(1,113,470)	942,029

Contract transactions:
Payments received from contract owners	13,040	12,690	107,308	62,935
Transfers between subaccounts (including fixed accounts), net	(4,306)	5,000	16,695	80,099
Transfers for contract benefits and terminations	(43,630)	(834)	(98,233)	(214,032)
Contract maintenance charges	(14,716)	(15,884)	(150,480)	(139,498)

Net increase (decrease) in net assets from contract transactions	(49,612)	972	(124,710)	(210,496)

Total increase (decrease) in net assets	(114,033)	50,747	(1,238,180)	731,533
Net assets at beginning of year	407,477	356,730	4,259,728	3,528,195

Net assets at end of year	$293,444	$407,477	$3,021,548	$4,259,728

Accumulation units:
Purchases	139	229	569	1,189
Withdrawals	(1,400)	(207)	(1,911)	(3,300)

Net increase (decrease) in units outstanding	(1,261)	22	(1,342)	(2,111)
Units outstanding at beginning of year	9,438	9,416	35,898	38,009

Units outstanding at end of year	8,177	9,438	34,556	35,898

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Fidelity (continued)
	VIP Equity Income		VIP Index 500
	2022	2021	2022	2021
Income:
Dividends	$18,562	$20,596	$143,148	$144,716
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	10,646	43,184	489,596	1,052,136
Net realized gain distributions	32,622	121,947	78,175	85,011

Net realized gains (losses)	43,268	165,131	567,771	1,137,147

Change in unrealized appreciation / (depreciation) during the year	(118,848)	64,985	(2,824,268)	1,605,684

Increase (decrease) in net assets from operations	(57,018)	250,712	(2,113,349)	2,887,547

Contract transactions:
Payments received from contract owners	29,817	24,470	441,046	334,330
Transfers between subaccounts (including fixed accounts), net	(45,936)	(9,296)	(169,849)	(531,649)
Transfers for contract benefits and terminations	(44,937)	(182,892)	(532,244)	(936,279)
Contract maintenance charges	(41,885)	(39,516)	(470,817)	(465,218)

Net increase (decrease) in net assets from contract transactions	(102,941)	(207,234)	(731,864)	(1,598,816)

Total increase (decrease) in net assets	(159,959)	43,478	(2,845,213)	1,288,731
Net assets at beginning of year	1,122,461	1,078,983	11,891,844	10,603,113

Net assets at end of year	$962,502	$1,122,461	$9,046,631	$11,891,844

Accumulation units:
Purchases	151	473	2,056	2,060
Withdrawals	(2,081)	(4,432)	(12,573)	(24,105)

Net increase (decrease) in units outstanding	(1,930)	(3,959)	(10,517)	(22,045)
Units outstanding at beginning of year	19,740	23,699	150,557	172,602

Units outstanding at end of year	17,810	19,740	140,040	150,557

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Fidelity (continued)		MFS
	VIP Mid Cap		Core Equity Portfolio
	2022	2021	2022	2021
Income:
Dividends	$726	$1,083	$19,994	$30,854
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(769)	30,506	53,048	230,341
Net realized gain distributions	18,433	49,609	702,685	528,621

Net realized gains (losses)	17,664	80,115	755,733	758,962

Change in unrealized appreciation / (depreciation) during the year	(65,480)	(6,739)	(2,057,230)	839,986

Increase (decrease) in net assets from operations	(47,090)	74,459	(1,281,503)	1,629,802

Contract transactions:
Payments received from contract owners	41,250	17,728	298,129	289,945
Transfers between subaccounts (including fixed accounts), net	(11,609)	(59,593)	(68,237)	(71,188)
Transfers for contract benefits and terminations	(9,357)	(55,439)	(329,990)	(642,552)
Contract maintenance charges	(32,906)	(28,762)	(284,847)	(289,118)

Net increase (decrease) in net assets from contract transactions	(12,622)	(126,066)	(384,945)	(712,913)

Total increase (decrease) in net assets	(59,712)	(51,607)	(1,666,448)	916,889
Net assets at beginning of year	317,375	368,982	7,538,996	6,622,107

Net assets at end of year	$257,663	$317,375	$5,872,548	$7,538,996

Accumulation units:
Purchases	265	215	1,809	3,392
Withdrawals	(426)	(1,849)	(7,112)	(12,530)

Net increase (decrease) in units outstanding	(161)	(1,634)	(5,303)	(9,138)
Units outstanding at beginning of year	3,575	5,209	90,741	99,879

Units outstanding at end of year	3,414	3,575	85,438	90,741

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MFS (continued)
	Emerging Growth Series		High Yield Series
	2022	2021	2022	2021
Income:
Dividends	$—	$—	$8,142	$8,929
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	29,711	235,409	(1,568)	(6,742)
Net realized gain distributions	243,630	333,619	—	—

Net realized gains (losses)	273,341	569,028	(1,568)	(6,742)

Change in unrealized appreciation / (depreciation) during the year	(1,154,149)	(31,693)	(23,290)	5,455

Increase (decrease) in net assets from operations	(880,808)	537,335	(16,716)	7,642

Contract transactions:
Payments received from contract owners	50,166	21,827	4,372	3,704
Transfers between subaccounts (including fixed accounts), net	39,917	199,034	(119)	(108,399)
Transfers for contract benefits and terminations	(65,291)	(335,345)	(1,543)	(152,319)
Contract maintenance charges	(73,434)	(72,998)	(5,759)	(7,119)

Net increase (decrease) in net assets from contract transactions	(48,642)	(187,482)	(3,049)	(264,133)

Total increase (decrease) in net assets	(929,450)	349,853	(19,765)	(256,491)
Net assets at beginning of year	2,804,174	2,454,321	158,788	415,279

Net assets at end of year	$1,874,724	$2,804,174	$139,023	$158,788

Accumulation units:
Purchases	636	2,197	197	297
Withdrawals	(1,222)	(4,351)	(294)	(7,999)

Net increase (decrease) in units outstanding	(586)	(2,154)	(97)	(7,702)
Units outstanding at beginning of year	26,521	28,675	4,513	12,215

Units outstanding at end of year	25,935	26,521	4,416	4,513

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	MFS (continued)
	Research Series		Income Series II
	2022	2021	2022	2021
Income:
Dividends	$3,354	$4,165	$8,834	$10,031
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	12,929	11,034	(3,165)	(348)
Net realized gain distributions	87,531	43,634	2,480	13,021

Net realized gains (losses)	100,460	54,668	(685)	12,673

Change in unrealized appreciation / (depreciation) during the year	(245,076)	108,880	(47,461)	(21,413)

Increase (decrease) in net assets from operations	(141,262)	167,713	(39,312)	1,291

Contract transactions:
Payments received from contract owners	21,756	18,185	4,800	4,279
Transfers between subaccounts (including fixed accounts), net	(15,869)	(1,337)	71	33,900
Transfers for contract benefits and terminations	(23,158)	(10,957)	(1,638)	(32,647)
Contract maintenance charges	(27,540)	(25,390)	(18,762)	(17,191)

Net increase (decrease) in net assets from contract transactions	(44,811)	(19,499)	(15,529)	(11,659)

Total increase (decrease) in net assets	(186,073)	148,214	(54,841)	(10,368)
Net assets at beginning of year	830,950	682,736	290,127	300,495

Net assets at end of year	$644,877	$830,950	$235,286	$290,127

Accumulation units:
Purchases	141	190	148	1,021
Withdrawals	(881)	(491)	(662)	(1,368)

Net increase (decrease) in units outstanding	(740)	(301)	(514)	(347)
Units outstanding at beginning of year	11,829	12,130	8,552	8,899

Units outstanding at end of year	11,089	11,829	8,038	8,552

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Pioneer
	Equity Income VCT		Fund VCT
	2022	2021	2022	2021
Income:
Dividends	$7,039	$6,014	$3,949	$999
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(13,109)	(2,825)	(1,165)	11,073
Net realized gain distributions	53,940	—	154,299	85,707

Net realized gains (losses)	40,831	(2,825)	153,134	96,780

Change in unrealized appreciation / (depreciation) during the year	(90,312)	105,904	(382,553)	171,855

Increase (decrease) in net assets from operations	(42,442)	109,093	(225,470)	269,634

Contract transactions:
Payments received from contract owners	14,974	15,754	44,991	32,745
Transfers between subaccounts (including fixed accounts), net	(16,362)	118	(6,109)	(24,586)
Transfers for contract benefits and terminations	(47,978)	(12,706)	(57,416)	(110,626)
Contract maintenance charges	(19,075)	(18,040)	(39,404)	(38,437)

Net increase (decrease) in net assets from contract transactions	(68,441)	(14,874)	(57,938)	(140,904)

Total increase (decrease) in net assets	(110,883)	94,219	(283,408)	128,730
Net assets at beginning of year	531,697	437,478	1,178,472	1,049,742

Net assets at end of year	$420,814	$531,697	$895,064	$1,178,472

Accumulation units:
Purchases	421	242	653	434
Withdrawals	(1,850)	(560)	(1,984)	(3,785)

Net increase (decrease) in units outstanding	(1,429)	(318)	(1,331)	(3,351)
Units outstanding at beginning of year	10,191	10,509	24,455	27,806

Units outstanding at end of year	8,762	10,191	23,124	24,455

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Pioneer (continued)
	Mid Cap Value VCT		Real Estate Shares VCT
	2022	2021	2022	2021
Income:
Dividends	$128,995	$65,052	$10,166	$7,556
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(28,519)	147,941	(23,663)	(91,238)
Net realized gain distributions	2,494,498	1	32,321	—

Net realized gains (losses)	2,465,979	147,942	8,658	(91,238)

Change in unrealized appreciation / (depreciation) during the year	(2,989,537)	1,509,022	(218,185)	333,487

Increase (decrease) in net assets from operations	(394,563)	1,722,016	(199,361)	249,805

Contract transactions:
Payments received from contract owners	307,780	297,675	15,862	7,029
Transfers between subaccounts (including fixed accounts), net	(489,609)	(228,359)	(9,365)	(143,077)
Transfers for contract benefits and terminations	(223,859)	(585,867)	(34,607)	(126,856)
Contract maintenance charges	(286,743)	(280,186)	(19,371)	(20,089)

Net increase (decrease) in net assets from contract transactions	(692,431)	(796,737)	(47,481)	(282,993)

Total increase (decrease) in net assets	(1,086,994)	925,279	(246,842)	(33,188)
Net assets at beginning of year	6,968,063	6,042,784	675,451	708,639

Net assets at end of year	$5,881,069	$6,968,063	$428,609	$675,451

Accumulation units:
Purchases	1,062	3,476	185	270
Withdrawals	(11,400)	(15,671)	(793)	(3,805)

Net increase (decrease) in units outstanding	(10,338)	(12,195)	(608)	(3,535)
Units outstanding at beginning of year	97,945	110,140	7,367	10,902

Units outstanding at end of year	87,607	97,945	6,759	7,367

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	DWS
	Global Opportunities		Core Equity VIP
	2022	2021	2022	2021
Income:
Dividends	$1,706	$707	$1,728	$2,600
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(4,739)	25,790	1,526	49,453
Net realized gain distributions	124,700	—	52,622	25,842

Net realized gains (losses)	119,961	25,790	54,148	75,295

Change in unrealized appreciation / (depreciation) during the year	(325,551)	109,669	(122,675)	32,337

Increase (decrease) in net assets from operations	(203,884)	136,166	(66,799)	110,232

Contract transactions:
Payments received from contract owners	19,270	12,046	9,362	5,060
Transfers between subaccounts (including fixed accounts), net	16,890	(210,345)	(6,368)	(5,776)
Transfers for contract benefits and terminations	(35,532)	(46,276)	(515)	(202,450)
Contract maintenance charges	(23,992)	(23,238)	(13,029)	(12,700)

Net increase (decrease) in net assets from contract transactions	(23,364)	(267,813)	(10,550)	(215,866)

Total increase (decrease) in net assets	(227,248)	(131,647)	(77,349)	(105,634)
Net assets at beginning of year	854,323	985,970	428,516	534,150

Net assets at end of year	$627,075	$854,323	$351,167	$428,516

Accumulation units:
Purchases	456	405	72	85
Withdrawals	(882)	(4,802)	(288)	(4,454)

Net increase (decrease) in units outstanding	(426)	(4,397)	(216)	(4,369)
Units outstanding at beginning of year	13,604	18,001	7,837	12,206

Units outstanding at end of year	13,178	13,604	7,621	7,837

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	DWS (continued)
	International		Small Cap Index VIP
	2022	2021	2022	2021
Income:
Dividends	$10,269	$8,376	$2,399	$3,566
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(3,231)	4	8,190	47,505
Net realized gain distributions	—	—	45,135	24,801

Net realized gains (losses)	(3,231)	4	53,325	72,306

Change in unrealized appreciation / (depreciation) during the year	(55,053)	22,237	(126,949)	(9,971)

Increase (decrease) in net assets from operations	(48,015)	30,617	(71,225)	65,901

Contract transactions:
Payments received from contract owners	20,613	21,011	14,272	11,279
Transfers between subaccounts (including fixed accounts), net	710	7,789	8,017	(34,725)
Transfers for contract benefits and terminations	(3,503)	(2,832)	(62,812)	(126,285)
Contract maintenance charges	(21,132)	(19,027)	(11,674)	(12,352)

Net increase (decrease) in net assets from contract transactions	(3,312)	6,941	(52,197)	(162,083)

Total increase (decrease) in net assets	(51,327)	37,558	(123,422)	(96,182)
Net assets at beginning of year	366,734	329,176	374,398	470,580

Net assets at end of year	$315,407	$366,734	$250,976	$374,398

Accumulation units:
Purchases	1,028	1,236	304	210
Withdrawals	(1,203)	(870)	(1,387)	(3,274)

Net increase (decrease) in units outstanding	(175)	366	(1,083)	(3,064)
Units outstanding at beginning of year	18,744	18,378	6,976	10,040

Units outstanding at end of year	18,569	18,744	5,893	6,976

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	T. Rowe Price
	Equity Income		International Stock
	2022	2021	2022	2021
Income:
Dividends	$118,218	$108,108	$45,906	$38,165
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	149,655	241,973	(13,478)	182,034
Net realized gain distributions	311,425	491,300	138,688	421,627

Net realized gains (losses)	461,080	733,273	125,210	603,661

Change in unrealized appreciation / (depreciation) during the year	(810,753)	717,315	(1,194,607)	(546,182)

Increase (decrease) in net assets from operations	(231,455)	1,558,696	(1,023,491)	95,644

Contract transactions:
Payments received from contract owners	302,629	295,622	336,909	353,829
Transfers between subaccounts (including fixed accounts), net	(557,753)	(190,076)	571,997	392,475
Transfers for contract benefits and terminations	(270,239)	(637,649)	(214,977)	(721,087)
Contract maintenance charges	(306,244)	(295,899)	(299,194)	(299,995)

Net increase (decrease) in net assets from contract transactions	(831,607)	(828,002)	394,735	(274,778)

Total increase (decrease) in net assets	(1,063,062)	730,694	(628,756)	(179,134)
Net assets at beginning of year	7,050,997	6,320,303	6,321,725	6,500,859

Net assets at end of year	$5,987,935	$7,050,997	$5,692,969	$6,321,725

Accumulation units:
Purchases	1,141	4,175	24,509	17,663
Withdrawals	(14,817)	(18,299)	(9,674)	(26,587)

Net increase (decrease) in units outstanding	(13,676)	(14,124)	14,835	(8,924)
Units outstanding at beginning of year	112,647	126,771	212,827	221,751

Units outstanding at end of year	98,971	112,647	227,662	212,827

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	T. Rowe Price (continued)
	Limited-Term Bond		All-Cap Opportunities Portfolio
	2022	2021	2022	2021
Income:
Dividends	$9,179	$6,669	$—	$—
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(3,050)	211	5,155	60,686
Net realized gain distributions	712	3,039	62,439	287,100

Net realized gains (losses)	(2,338)	3,250	67,594	347,786

Change in unrealized appreciation / (depreciation) during the year	(29,580)	(9,335)	(387,652)	(105,796)

Increase (decrease) in net assets from operations	(22,739)	584	(320,058)	241,990

Contract transactions:
Payments received from contract owners	31,726	31,840	14,303	8,201
Transfers between subaccounts (including fixed accounts), net	(21,301)	32,957	(26,035)	187,224
Transfers for contract benefits and terminations	(17,389)	(13,279)	(24,818)	(127,519)
Contract maintenance charges	(33,893)	(31,044)	(41,772)	(39,595)

Net increase (decrease) in net assets from contract transactions	(40,857)	20,474	(78,322)	28,311

Total increase (decrease) in net assets	(63,596)	21,058	(398,380)	270,301
Net assets at beginning of year	508,115	487,057	1,520,842	1,250,541

Net assets at end of year	$444,519	$508,115	$1,122,462	$1,520,842

Accumulation units:
Purchases	688	2,022	115	1,968
Withdrawals	(2,609)	(1,100)	(1,000)	(1,868)

Net increase (decrease) in units outstanding	(1,921)	922	(885)	100
Units outstanding at beginning of year	22,938	22,016	14,826	14,726

Units outstanding at end of year	21,017	22,938	13,941	14,826

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	T. Rowe Price (continued)		Morgan Stanley
	Moderate Allocation		VIF Emerging Markets Equity
	2022	2021	2022	2021
Income:
Dividends	$7,042	$5,162	$6,457	$15,142
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(713)	17,870	(1,494)	60,513
Net realized gain distributions	8,683	48,982	155,961	—

Net realized gains (losses)	7,970	66,852	154,467	60,513

Change in unrealized appreciation / (depreciation) during the year	(111,274)	(20,526)	(612,834)	(18,875)

Increase (decrease) in net assets from operations	(96,262)	51,488	(451,910)	56,780

Contract transactions:
Payments received from contract owners	20,911	20,986	88,878	88,797
Transfers between subaccounts (including fixed accounts), net	8,861	4,667	232,564	28,056
Transfers for contract benefits and terminations	(1,059)	(66,349)	(54,696)	(138,207)
Contract maintenance charges	(36,816)	(34,782)	(71,755)	(74,987)

Net increase (decrease) in net assets from contract transactions	(8,103)	(75,478)	194,991	(96,341)

Total increase (decrease) in net assets	(104,365)	(23,990)	(256,919)	(39,561)
Net assets at beginning of year	526,221	550,211	1,749,479	1,789,040

Net assets at end of year	$421,856	$526,221	$1,492,560	$1,749,479

Accumulation units:
Purchases	370	301	7,883	2,795
Withdrawals	(534)	(1,630)	(2,017)	(5,042)

Net increase (decrease) in units outstanding	(164)	(1,329)	5,866	(2,247)
Units outstanding at beginning of year	8,811	10,140	42,273	44,520

Units outstanding at end of year	8,647	8,811	48,139	42,273

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

	Morgan Stanley (continued)
	VIF Core Plus Fixed Income
	2022	2021
Income:
Dividends	$201,887	$209,865
Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(67,784)	13,877
Net realized gain distributions	90,141	347,837

Net realized gains (losses)	22,357	361,714

Change in unrealized appreciation / (depreciation) during the year	(1,039,321)	(589,157)

Increase (decrease) in net assets from operations	(815,077)	(17,578)

Contract transactions:
Payments received from contract owners	315,901	327,610
Transfers between subaccounts (including fixed accounts), net	219,564	700,758
Transfers for contract benefits and terminations	(244,837)	(294,576)
Contract maintenance charges	(320,729)	(303,286)

Net increase (decrease) in net assets from contract transactions	(30,101)	430,506

Total increase (decrease) in net assets	(845,178)	412,928
Net assets at beginning of year	5,630,407	5,217,479

Net assets at end of year	$4,785,229	$5,630,407

Accumulation units:
Purchases	11,500	31,266
Withdrawals	(13,028)	(16,576)

Net increase (decrease) in units outstanding	(1,528)	14,690
Units outstanding at beginning of year	192,420	177,730

Units outstanding at end of year	190,892	192,420

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

1.	NATURE OF OPERATIONS

United of Omaha Separate Account B (the “Separate Account”) was established by United of Omaha Life Insurance Company (“United”) on August 27, 1996, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is a funding vehicle for individual variable life contracts. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United’s other assets and liabilities. The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business United may conduct.

A contract owner of the Separate Account may allocate funds to the fixed income account, which is part of United’s general account, in addition to those subaccounts detailed below. Interests in the fixed income account have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.	SUBACCOUNTS

The Separate Account is divided into subaccounts for which accumulation units are separately maintained. Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio. The available subaccounts with activity during 2022 or 2021 are:

Alger

Alger American Fund

Alger American LargeCap Growth Portfolio Class O (“American Growth”)

Alger American SmallCap Growth Portfolio Class O (“American Small Capitalization”)

Federated

Federated Insurance Series

Federated Hermes Government Money Fund II (“Government Money Fund II”)

Federated Hermes Fund for U.S. Government Securities II (“Fund for U.S. Government Securities II”)

Fidelity

Fidelity Variable Insurance Products

Fidelity VIP Contrafund Portfolio Service Class (“VIP Contrafund”)

Fidelity VIP Index 500 Portfolio Initial Class (“VIP Index 500”)

Fidelity Variable Insurance Products Fund

Fidelity VIP Asset Manager: Growth Portfolio Initial Class (“VIP Asset Manager: Growth”)

Fidelity VIP Equity-Income Portfolio Initial Class (“VIP Equity Income”)

Fidelity VIP Mid Cap Portfolio Service Class 2 (“VIP Mid Cap”)

MFS

MFS Variable Insurance Trust

MFS Core Equity Portfolio (“Core Equity Portfolio”)

MFS Growth Series Portfolio Initial Class (“Emerging Growth Series”)

MFS High Yield Initial Class (“High Yield Series”)

MFS Research Series Portfolio Initial Class (“Research Series”)

MFS VIT II Income Initial Class (“Income Series II”)

Pioneer

Pioneer Variable Contracts Trust

Pioneer Equity Income VCT Portfolio Class II (“Equity Income VCT”)

Pioneer Fund VCT Portfolio Class II (“Fund VCT”)

Pioneer Mid Cap Value VCT Portfolio Class I (“Mid Cap Value VCT”)

Pioneer Real Estate Shares VCT Portfolio Class I (“Real Estate Shares VCT”)

DWS

DWS Variable Series I

DWS Global Opportunities VIP Class B (“Global Opportunities”)

DWS Core Equity VIP—Class B (“Core Equity VIP”)

DWS CROCI International VIP Class A (“International”)

DWS Investments VIT Funds

DWS Small Cap Index VIP Class A (“Small Cap Index VIP”)

T. Rowe Price

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Income Portfolio (“Equity Income”)

T. Rowe Price All-Cap Opportunities Portfolio (“All-Cap Opportunities Portfolio”)

T. Rowe Price Moderate Allocation Portfolio (“Moderate Allocation”)

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio (“International Stock”)

T. Rowe Price Fixed Income Series, Inc.

T. Rowe Price Limited-Term Bond Portfolio (“Limited-Term Bond”)

Morgan Stanley

Morgan Stanley Variable Insurance Funds

Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (“VIF Emerging Markets Equity”)

Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (“VIF Core Plus Fixed Income”)

Effective April 30, 2021, “T. Rowe Price New American Growth” was renamed “T. Rowe Price All-Cap Opportunities Portfolio”.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of asset and disclosures of assets at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in investment valuation in the absence of quoted market prices.

Security Valuation and Related Investment Income—Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

The investments of the Separate Account and United of Omaha Separate Account C are jointly held in accounts with the investment managers.

Federal Income Taxes—Net taxable income or loss of the subaccounts of the Separate Account are included in the federal taxable income of United, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the contracts in the event of changes in the tax law.

As of December 31, 2022, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

Fair Value Measurements—Current fair value guidance requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria is summarized as follows:

Level 1 -	Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.
Level 2 -	Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.
Level 3 -	Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

Each subaccount invests in shares of mutual funds, which calculate daily net asset value based on the value of the underlying securities in the portfolio. As such, the investments held in the Separate Account were valued using Level 2 inputs as defined by the applicable fair value guidance.

Payments Received from Contract Owners - In the Statement of Operations and Changes in Net Assets, the line item “Payments received from contract owners” includes both deposits received from policyholders and net gains and losses resulting from the timing of executed trades.

Subsequent Events - Subsequent events have been evaluated through April 12, 2023, the date these financial statements were issued.

4.	ACCOUNT CHARGES

Contract Maintenance Charges:

Cost of Insurance Charge - The cost of insurance charge on single premium variable life contracts is based on the accumulation value, contract year, and the insured’s rate class as follows:

Accumulation Value	Preferred Rate Class		Standard Rate Class
	Years 1 - 10	Years 11 and later	Years 1 - 10	Years 11 and later
$45,000 or less	0.70%	0.60%	1.30%	0.94%
Greater than $45,000	0.60%	0.50%	1.20%	0.84%

The cost of insurance for flexible premium variable life contracts is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the contract has been inforce. The cost of insurance charge is assessed through the redemption of units.

Surrender Charge - Upon a total surrender, partial withdrawal or if the contract’s current specified amount of insurance coverage is decreased, United may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of contract owner, risk and rate class and duration the contract has been inforce. Surrender charges are applied as a percentage of premium surrendered or withdrawn and range between 0% and 9.5% or a stated dollar amount based upon the policy’s data pages depending on the product.

Transfer Fees - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per contract year. The transfer is deducted from the amount transferred on the date of the transfer as a redemption of units.

Administrative Charges - United deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life contracts. Risk charges for flexible premium variable life contracts are equal to an annual rate of 0.70% of the accumulation value, decreasing to 0.55% of accumulation value (0.15% of accumulation value in excess of $25,000) after ten years. This charge is assessed through the redemption of units. United guarantees that the mortality and expense charge will not increase above these levels. For single premium variable life contracts, United deducts an administrative charge on each monthly deduction date through the redemption of units. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date. The administrative charge for flexible premium variable life contracts is $84 per year. These charges are assessed through the redemption of units.

Tax Expense Charge - For single premium variable life contracts, a tax expense charge is deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten contract years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses. The annual rate of this charge is 0.39% of the accumulation value and is assessed through the redemption of units. For flexible premium variable life contracts 3.75% of each contract premium payment is deducted to cover these expenses.

Cost of Riders - Riders are available at a cost based on insured’s age, sex, risk and rate class and benefit amount. These riders include additional insured, accidental death benefit and disability rider. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

5.	PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2022, were as follows:

	Purchases	Sales
Alger
American Growth	$103,242	$127,053
American Small Capitalization	77,546	43,600
Federated
Government Money Fund II	28,115	80,467
Fund for U.S. Government Securities II	7,924	41,976
Fidelity
VIP Asset Manager: Growth	5,064	54,676
VIP Contrafund	55,008	179,718
VIP Equity Income	7,971	110,912
VIP Index 500	136,793	868,657
VIP Mid Cap	20,064	32,686
MFS
Core Equity Portfolio	128,256	513,201
Emerging Growth Series	52,317	100,959
High Yield Series	6,387	9,436
Research Series	8,379	53,190
Income Series II	4,549	20,078
Pioneer
Equity Income VCT	20,903	89,344
Fund VCT	27,041	84,979
Mid Cap Value VCT	71,281	763,712
Real Estate Shares VCT	12,558	60,039
DWS
Global Opportunities	23,585	46,949
Core Equity VIP	3,394	13,944
International	17,143	20,455
Small Cap Index VIP	13,594	65,791
T. Rowe Price
Equity Income	69,306	900,913
International Stock	634,841	240,106
Limited-Term Bond	14,738	55,595
All-Cap Opportunities Portfolio	9,299	87,621
Moderate Allocation	19,080	27,183
Morgan Stanley
VIF Emerging Markets Equity	259,179	64,188
VIF Core Plus Fixed Income	304,875	334,976

6.	ADMINISTRATION OF THE SEPARATE ACCOUNT

United has an administrative services agreement with Security Benefit Life Insurance Company (“Security Benefit”) to perform administrative functions on behalf of United with respect to the contracts comprising the Separate Account.

7.	REINSURANCE ARRANGEMENTS

United has a reinsurance agreement to cede to Security Benefit, on a modified coinsurance basis, certain United rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge United from its primary legal liability to a contract owner.

8.	FINANCIAL HIGHLIGHTS

A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the years ended December 31 follows:

	At December 31			For the years ended December 31
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Alger
American Growth - 2022	36,477	$57.58	$2,100,469	0.00%	0.00%	-38.66%
American Growth - 2021	36,878	93.87	3,461,604	0.00%	0.00%	11.84%
American Growth - 2020	39,590	83.93	3,322,715	0.17%	0.00%	67.02%
American Growth - 2019	43,276	50.25	2,174,534	0.00%	0.00%	27.44%
American Growth - 2018	45,065	39.43	1,776,976	0.00%	0.00%	2.20%
American Small Capitalization - 2022	20,365	42.02	855,719	0.00%	0.00%	-38.01%
American Small Capitalization - 2021	19,640	67.79	1,331,367	0.00%	0.00%	-6.06%
American Small Capitalization - 2020	24,634	72.16	1,777,637	1.00%	0.00%	67.15%
American Small Capitalization - 2019	27,779	43.17	1,199,282	0.00%	0.00%	29.33%
American Small Capitalization - 2018	28,805	33.38	961,483	0.00%	0.00%	1.43%
Federated
Government Money Fund II - 2022	317,410	1.53	486,863	1.15%	0.00%	0.66%
Government Money Fund II - 2021	351,733	1.52	533,335	0.00%	0.00%	0.00%
Government Money Fund II - 2020	373,931	1.52	566,983	0.17%	0.00%	0.66%
Government Money Fund II - 2019	264,678	1.51	400,513	1.59%	0.00%	1.34%
Government Money Fund II - 2018	279,196	1.49	415,656	1.27%	0.00%	1.36%
Fund for U.S. Government Securities II - 2022	8,368	22.20	185,806	1.76%	0.00%	-12.56%
Fund for U.S. Government Securities II - 2021	9,793	25.39	248,639	2.36%	0.00%	-2.04%
Fund for U.S. Government Securities II - 2020	13,606	25.92	352,662	2.42%	0.00%	5.19%
Fund for U.S. Government Securities II - 2019	14,069	24.64	346,606	2.43%	0.00%	5.93%
Fund for U.S. Government Securities II - 2018	15,774	23.26	366,969	2.82%	0.00%	0.43%
Fidelity
VIP Asset Manager: Growth - 2022	8,177	35.89	293,444	1.63%	0.00%	-16.86%
VIP Asset Manager: Growth - 2021	9,438	43.17	407,477	1.47%	0.00%	13.94%
VIP Asset Manager: Growth - 2020	9,416	37.89	356,730	1.08%	0.00%	17.27%
VIP Asset Manager: Growth - 2019	9,334	32.31	301,566	1.56%	0.00%	22.85%
VIP Asset Manager: Growth - 2018	10,231	26.30	269,113	1.51%	0.00%	-7.65%
VIP Contrafund - 2022	34,556	87.44	3,021,548	0.47%	0.00%	-26.31%
VIP Contrafund - 2021	35,898	118.66	4,259,728	0.06%	0.00%	27.83%
VIP Contrafund - 2020	38,009	92.83	3,528,195	0.24%	0.00%	30.58%
VIP Contrafund - 2019	40,905	71.09	2,908,105	0.47%	0.00%	31.58%
VIP Contrafund - 2018	43,366	54.03	2,343,180	0.74%	0.00%	-6.38%
VIP Equity Income - 2022	17,810	54.04	962,502	1.78%	0.00%	-4.96%
VIP Equity Income - 2021	19,740	56.86	1,122,461	1.87%	0.00%	24.88%
VIP Equity Income - 2020	23,699	45.53	1,078,983	1.64%	0.00%	6.70%
VIP Equity Income - 2019	25,248	42.67	1,077,387	2.02%	0.00%	27.45%
VIP Equity Income - 2018	27,545	33.48	922,302	2.34%	0.00%	-8.30%
VIP Index 500 - 2022	140,040	64.60	9,046,631	1.37%	0.00%	-18.22%
VIP Index 500 - 2021	150,557	78.99	11,891,844	1.29%	0.00%	28.59%
VIP Index 500 - 2020	172,602	61.43	10,603,113	1.62%	0.00%	18.25%
VIP Index 500 - 2019	188,864	51.95	9,812,400	1.98%	0.00%	31.35%
VIP Index 500 - 2018	204,877	39.55	8,103,782	1.91%	0.00%	-4.49%
VIP Mid Cap - 2022	3,414	75.48	257,663	0.25%	0.00%	-14.96%
VIP Mid Cap - 2021	3,575	88.76	317,375	0.32%	0.00%	25.30%
VIP Mid Cap - 2020	5,209	70.84	368,982	0.35%	0.00%	17.87%
VIP Mid Cap - 2019	4,548	60.10	273,357	0.72%	0.00%	23.18%
VIP Mid Cap - 2018	4,332	48.79	211,364	0.44%	0.00%	-14.78%
MFS
Core Equity Portfolio - 2022	85,438	68.73	5,872,548	0.30%	0.00%	-17.27%
Core Equity Portfolio - 2021	90,741	83.08	7,538,996	0.44%	0.00%	25.31%
Core Equity Portfolio - 2020	99,879	66.30	6,622,107	0.68%	0.00%	18.71%
Core Equity Portfolio - 2019	113,645	55.85	6,347,351	0.82%	0.00%	33.20%
Core Equity Portfolio - 2018	124,978	41.93	5,240,816	0.71%	0.00%	-3.83%

	At December 31			For the years ended December 31
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
MFS (cont’d)
Emerging Growth Series - 2022	25,935	$72.28	$1,874,724	0.00%	0.00%	-31.64%
Emerging Growth Series - 2021	26,521	105.73	2,804,174	0.00%	0.00%	23.53%
Emerging Growth Series - 2020	28,675	85.59	2,454,321	0.00%	0.00%	31.86%
Emerging Growth Series - 2019	31,313	64.91	2,032,582	0.00%	0.00%	38.14%
Emerging Growth Series - 2018	33,031	46.99	1,552,015	0.10%	0.00%	2.67%
High Yield Series - 2022	4,416	31.48	139,023	5.47%	0.00%	-10.52%
High Yield Series - 2021	4,513	35.18	158,788	3.11%	0.00%	3.47%
High Yield Series - 2020	12,215	34.00	415,279	4.73%	0.00%	5.10%
High Yield Series - 2019	9,391	32.35	303,810	5.70%	0.00%	14.80%
High Yield Series - 2018	10,034	28.18	282,752	5.51%	0.00%	-3.09%
Research Series - 2022	11,089	58.16	644,877	0.45%	0.00%	-17.21%
Research Series - 2021	11,829	70.25	830,950	0.55%	0.00%	24.80%
Research Series - 2020	12,130	56.29	682,736	0.67%	0.00%	16.59%
Research Series - 2019	12,547	48.28	605,737	0.81%	0.00%	32.97%
Research Series - 2018	12,811	36.31	465,195	0.75%	0.00%	-4.37%
Income Series II - 2022	8,038	29.27	235,286	3.36%	0.00%	-13.71%
Income Series II - 2021	8,552	33.92	290,127	3.40%	0.00%	0.44%
Income Series II - 2020	8,899	33.77	300,495	3.99%	0.00%	9.36%
Income Series II - 2019	10,290	30.88	317,745	3.53%	0.00%	11.60%
Income Series II - 2018	11,159	27.67	308,770	4.05%	0.00%	-1.98%
Pioneer
Equity Income VCT - 2022	8,762	48.03	420,814	1.48%	0.00%	-7.94%
Equity Income VCT - 2021	10,191	52.17	531,697	1.24%	0.00%	25.32%
Equity Income VCT - 2020	10,509	41.63	437,478	2.13%	0.00%	-0.26%
Equity Income VCT - 2019	10,199	41.74	425,683	2.45%	0.00%	25.23%
Equity Income VCT - 2018	10,059	33.33	335,255	2.16%	0.00%	-8.76%
Fund VCT - 2022	23,124	38.71	895,064	0.38%	0.00%	-19.67%
Fund VCT - 2021	24,455	48.19	1,178,472	0.09%	0.00%	27.66%
Fund VCT - 2020	27,806	37.75	1,049,742	0.46%	0.00%	23.93%
Fund VCT - 2019	29,465	30.46	897,380	0.74%	0.00%	31.07%
Fund VCT - 2018	34,961	23.24	812,617	0.81%	0.00%	-1.73%
Mid Cap Value VCT - 2022	87,607	67.13	5,881,069	2.01%	0.00%	-5.64%
Mid Cap Value VCT - 2021	97,945	71.14	6,968,063	1.00%	0.00%	29.68%
Mid Cap Value VCT - 2020	110,140	54.86	6,042,784	1.08%	0.00%	2.12%
Mid Cap Value VCT - 2019	108,232	53.72	5,813,844	1.37%	0.00%	28.46%
Mid Cap Value VCT - 2018	112,040	41.82	4,685,863	0.74%	0.00%	-19.34%
Real Estate Shares VCT - 2022	6,759	63.41	428,609	1.84%	0.00%	-30.84%
Real Estate Shares VCT - 2021	7,367	91.68	675,451	1.09%	0.00%	41.05%
Real Estate Shares VCT - 2020	10,902	65.00	708,639	1.55%	0.00%	-7.34%
Real Estate Shares VCT - 2019	10,649	70.15	747,020	2.35%	0.00%	28.15%
Real Estate Shares VCT - 2018	11,266	54.74	616,686	2.70%	0.00%	-7.24%
DWS
Global Opportunities - 2022	13,178	47.59	627,075	0.23%	0.00%	-24.22%
Global Opportunities - 2021	13,604	62.80	854,323	0.28%	0.00%	14.66%
Global Opportunities - 2020	18,001	54.77	985,970	0.54%	0.00%	16.93%
Global Opportunities - 2019	17,707	46.84	829,376	0.00%	0.00%	21.10%
Global Opportunities - 2018	16,856	38.68	652,056	0.00%	0.00%	-20.75%
Core Equity VIP - 2022	7,621	46.08	351,167	0.44%	0.00%	-15.73%
Core Equity VIP - 2021	7,837	54.68	428,516	0.54%	0.00%	24.95%
Core Equity VIP - 2020	12,206	43.76	534,150	0.98%	0.00%	15.68%
Core Equity VIP - 2019	12,385	37.83	468,557	0.77%	0.00%	29.91%
Core Equity VIP - 2018	12,653	29.12	368,490	1.59%	0.00%	-6.03%
International - 2022	18,569	16.99	315,407	3.01%	0.00%	-13.18%
International - 2021	18,744	19.57	366,734	2.41%	0.00%	9.27%
International - 2020	18,378	17.91	329,176	3.12%	0.00%	2.58%
International - 2019	17,557	17.46	306,467	3.03%	0.00%	21.84%
International - 2018	18,113	14.33	259,644	1.11%	0.00%	-14.40%

	At December 31			For the years ended December 31
	Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Small Cap Index VIP - 2022	5,893	$42.59	$250,976	0.77%	0.00%	-20.64%
Small Cap Index VIP - 2021	6,976	53.67	374,398	0.84%	0.00%	14.51%
Small Cap Index VIP - 2020	10,040	46.87	470,580	0.96%	0.00%	19.44%
Small Cap Index VIP - 2019	10,743	39.24	421,585	1.04%	0.00%	25.21%
Small Cap Index VIP - 2018	12,562	31.34	393,686	1.04%	0.00%	-11.22%
T. Rowe Price
Equity Income - 2022	98,971	60.50	5,987,935	1.81%	0.00%	-3.34%
Equity Income - 2021	112,647	62.59	7,050,997	1.62%	0.00%	25.53%
Equity Income - 2020	126,771	49.86	6,320,303	2.06%	0.00%	1.20%
Equity Income - 2019	127,260	49.27	6,270,503	2.34%	0.00%	26.40%
Equity Income - 2018	135,032	38.98	5,263,868	2.10%	0.00%	-9.50%
International Stock - 2022	227,662	25.01	5,692,969	0.76%	0.00%	-15.79%
International Stock - 2021	212,827	29.70	6,321,725	0.60%	0.00%	1.30%
International Stock - 2020	221,751	29.32	6,500,859	0.52%	0.00%	14.49%
International Stock - 2019	241,220	25.61	6,178,824	2.45%	0.00%	27.73%
International Stock - 2018	252,223	20.05	5,056,435	1.40%	0.00%	-14.21%
Limited-Term Bond - 2022	21,017	21.15	444,519	1.93%	0.00%	-4.51%
Limited-Term Bond - 2021	22,938	22.15	508,115	1.34%	0.00%	0.14%
Limited-Term Bond - 2020	22,016	22.12	487,057	1.93%	0.00%	4.69%
Limited-Term Bond - 2019	24,025	21.13	507,594	2.45%	0.00%	4.35%
Limited-Term Bond - 2018	32,159	20.25	651,119	2.04%	0.00%	1.20%
All-Cap Opportunities Portfolio - 2022	13,941	80.51	1,122,462	0.00%	0.00%	-21.51%
All-Cap Opportunities Portfolio - 2021	14,826	102.58	1,520,842	0.00%	0.00%	20.80%
All-Cap Opportunities Portfolio - 2020	14,726	84.92	1,250,541	0.00%	0.00%	44.37%
All-Cap Opportunities Portfolio - 2019	16,514	58.82	971,326	0.41%	0.00%	34.94%
All-Cap Opportunities Portfolio - 2018	18,332	43.59	799,141	0.16%	0.00%	1.16%
Moderate Allocation - 2022	8,647	48.79	421,856	1.49%	0.00%	-18.30%
Moderate Allocation - 2021	8,811	59.72	526,221	0.96%	0.00%	10.06%
Moderate Allocation - 2020	10,140	54.26	550,211	1.30%	0.00%	14.52%
Moderate Allocation - 2019	10,695	47.38	506,662	1.93%	0.00%	19.83%
Moderate Allocation - 2018	12,228	39.54	483,560	1.83%	0.00%	-5.09%
Morgan Stanley
VIF Emerging Markets Equity - 2022	48,139	31.01	1,492,560	0.40%	0.00%	-25.08%
VIF Emerging Markets Equity - 2021	42,273	41.39	1,749,479	0.86%	0.00%	2.99%
VIF Emerging Markets Equity - 2020	44,520	40.19	1,789,040	1.25%	0.00%	14.47%
VIF Emerging Markets Equity - 2019	45,943	35.11	1,613,295	1.05%	0.00%	19.58%
VIF Emerging Markets Equity - 2018	46,108	29.36	1,353,870	0.46%	0.00%	-17.48%
VIF Core Plus Fixed Income - 2022	190,892	25.07	4,785,229	3.88%	0.00%	-14.32%
VIF Core Plus Fixed Income - 2021	192,420	29.26	5,630,407	3.87%	0.00%	-0.34%
VIF Core Plus Fixed Income - 2020	177,730	29.36	5,217,479	2.71%	0.00%	7.82%
VIF Core Plus Fixed Income - 2019	181,681	27.23	4,947,609	4.15%	0.00%	10.87%
VIF Core Plus Fixed Income - 2018	195,648	24.56	4,805,178	2.53%	0.00%	-0.65%

*

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the distribution of dividends by the underlying portfolio in which the subaccount invests.

**

These ratios represent the annualized contract expenses of the Separate Account for each year indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded. There were no expenses that resulted in a direct reduction to unit values.

***

These ratios represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each year indicated or from the effective date through the end of the reporting year or liquidation date.

United of Omaha Life Insurance Company

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

Statutory Financial Statements as of December 31, 2022

and 2021, and for the Years Ended December 31, 2022,

2021, and 2020, Supplemental Schedules as of

and for the Year Ended December 31, 2022, and

Independent Auditor’s Report

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

TABLE OF CONTENTS

Page
INDEPENDENT AUDITOR’S REPORT	1 - 3

STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021, AND 2020:

Statements of Admitted Assets, Liabilities, and Surplus	4

Statements of Operations	5

Statements of Changes in Surplus	6

Statements of Cash Flows	7 - 8

Notes to Statutory Financial Statements	9 - 64

SUPPLEMENTAL SCHEDULES AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2022:

Independent Auditor’s Report on Supplemental Schedules	66

Supplemental Schedule of Selected Financial Data	67 - 71

Supplemental Summary Investment Schedule	72

Supplemental Investment Risks Interrogatories	73 - 78

Deloitte & Touche LLP 1100 Capitol Ave., Suite 300 Omaha, NE 68102-1113 USA Tel: 1-402-346-7788 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors

United of Omaha Life Insurance Company

Omaha, Nebraska

Opinions

We have audited the statutory financial statements of United of Omaha Life Insurance Company (the “Company”) (a wholly owned subsidiary of Mutual of Omaha Insurance Company), which comprise the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the statutory financial statements (collectively referred to as the “statutory financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the State of Nebraska Department of Insurance. The effects on the statutory financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

March 22, 2023

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND SURPLUS

AS OF DECEMBER 31, 2022 AND 2021

	2022	2021
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
Bonds	$21,549,654,445	$19,120,145,667
Preferred stocks	181,779,852	172,637,109
Common stocks—unaffiliated	97,271,900	85,626,311
Common stocks—affiliated	138,813,248	144,305,534
Mortgage loans	3,926,098,742	3,484,330,676
Real estate occupied by the Company—net of accumulated depreciation of $7,079,027 and $103,362,174, respectively	4,459,105	40,676,904
Real estate held for sale by the Company—net of accumulated depreciation of $10,936,596 and $-, respectively	3,762,818	—
Contract loans	226,098,793	202,972,259
Cash and cash equivalents	(43,556,816)	(30,401,296)
Short—term investments	128,500,000	326,675,000
Securities lending and repurchase agreement cash collateral	867,713,771	785,380,289
Other invested assets	1,092,589,083	887,912,104

Total cash and invested assets	28,173,184,941	25,220,260,557
INVESTMENT INCOME DUE AND ACCRUED	207,503,781	169,300,192
PREMIUMS DEFERRED AND UNCOLLECTED	229,976,781	252,191,714
REINSURANCE RECOVERABLE	304,308,225	284,443,653
NET DEFERRED TAX ASSETS	123,067,766	114,264,278
OTHER ASSETS	19,133,466	52,310,017
SEPARATE ACCOUNT ASSETS	4,167,903,258	5,090,848,441

TOTAL ADMITTED ASSETS	$33,225,078,218	$31,183,618,852

LIABILITIES AND SURPLUS
LIABILITIES:
Policy reserves:
Life insurance contract and annuity reserves	$15,622,630,548	$13,668,769,432
Deposit—type contracts	5,810,471,738	4,715,196,623
Health and accident active life	88,834,526	96,092,421

Total policy reserves	21,521,936,812	18,480,058,476

Claim reserves:
Policy and contract claims—life	174,797,476	213,930,839
Policy and contract claims—health	1,099,419,635	1,037,282,218

Total claim reserves	1,274,217,111	1,251,213,057
Premiums received in advance	36,394,865	33,410,845
Interest maintenance reserve	26,901,979	55,149,959
Asset valuation reserve	305,533,139	336,667,120
General expenses and taxes due or accrued	88,137,901	82,931,423
Payable to parent, subsidiaries, and affiliates—net	179,595,274	169,854,501
Borrowings and securities lending	984,871,856	1,087,978,633
Funds held under coinsurance	1,541,183,287	1,596,572,449
Funds held under reinsurance treaties with unauthorized and certified reinsurers	604,331,294	706,638,274
Other liabilities	534,171,662	367,475,661
Separate account liabilities	4,167,903,258	5,090,848,441

Total liabilities	31,265,178,438	29,258,798,839

SURPLUS:
Capital stock, $10 par value, 900,000 shares authorized, issued, and outstanding	9,000,000	9,000,000
Gross paid—in and contributed surplus	582,625,018	582,625,018
Unassigned surplus	1,368,274,762	1,333,194,995

Total surplus	1,959,899,780	1,924,820,013

TOTAL LIABILITIES AND SURPLUS	$33,225,078,218	$31,183,618,852

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021, AND 2020

	2022	2021	2020
INCOME:
Net premiums and annuity considerations	$5,986,721,123	$4,840,610,373	$4,575,770,360
Net investment income and amortization of IMR	1,088,579,405	1,022,691,906	929,209,569
Commissions and expense allowances on reinsurance ceded	190,968,274	169,042,121	191,062,054
Other income	34,481,629	39,029,579	34,735,621

Total income	7,300,750,431	6,071,373,979	5,730,777,604

BENEFITS AND EXPENSES:
Policyholder benefits	3,272,102,918	3,229,214,650	2,829,977,644
Net change in reserves	1,975,256,487	1,134,395,157	1,113,770,806
Commissions	800,102,903	698,620,692	587,261,663
Operating expenses	1,134,277,513	1,055,471,376	1,044,865,516

Total benefits and expenses	7,181,739,821	6,117,701,875	5,575,875,629

NET INCOME (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME TAX (BENEFIT) AND NET REALIZED CAPITAL GAIN (LOSS)	119,010,610	(46,327,896)	154,901,975
FEDERAL INCOME TAX (BENEFIT)	69,560,036	(14,104,035)	71,338,494

NET INCOME (LOSS) FROM OPERATIONS BEFORE NET REALIZED CAPITAL GAIN (LOSS)	49,450,574	(32,223,861)	83,563,481
NET REALIZED CAPITAL GAIN (LOSS)—Net of federal income tax (benefit) of ($5,386,552), $19,766,770, and $15,768,882, and transfers to (from) the IMR of ($20,394,899), $47,898,612, and $42,920,788, respectively	(37,977,218)	3,226,830	(5,568,725)

NET INCOME (LOSS)	$11,473,356	$(28,997,031)	$77,994,756

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021, AND 2020

	2022	2021	2020
CAPITAL STOCK	$9,000,000	$9,000,000	$9,000,000

GROSS PAID—IN AND CONTRIBUTED SURPLUS	582,625,018	582,625,018	582,625,018

SPECIAL SURPLUS:
Balance—beginning of year	—	—	1,046,671
Affordable Care Act assessment	—	—	(1,046,671)

Balance—end of year	—	—	—

UNASSIGNED SURPLUS:
Balance—beginning of year	1,333,194,995	1,279,169,698	1,169,266,283
Net income (loss)	11,473,356	(28,997,031)	77,994,756
Change in:
Net unrealized capital gain (loss)—net of income tax (benefit) of $(11,779,533), $34,076,739, and $(4,291,327), respectively	65,072,744	181,279,253	(21,743,366)
Foreign exchange unrealized capital gain (loss)—net of income tax (benefit) of $(873,216), $101,745, and $(134,820), respectively	(3,284,963)	382,755	(507,180)
Net deferred income tax (benefit)	75,274,509	7,130,401	33,572,888
Nonadmitted assets	(95,105,247)	24,800,814	(34,590,586)
Reserve on account of change in valuation basis	(25,665,379)	18,163,384	25,137,515
Asset valuation reserve	31,133,981	(144,024,959)	(21,825,769)
Deferred gain (loss) on reinsurance	(27,790,658)	(18,009,406)	64,948,738
Loading on deferred premium asset	(515,465)	(95,564)	(14,130,252)
Prior year adjustments	4,486,889	13,395,650	—
Affordable Care Act assessment	—	—	1,046,671

Balance—end of year	1,368,274,762	1,333,194,995	1,279,169,698

TOTAL SURPLUS	$1,959,899,780	$1,924,820,013	$1,870,794,716

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021, AND 2020

	2022	2021	2020
CASH FROM (USED FOR) OPERATIONS:
Net premiums and annuity considerations	$6,139,604,291	$5,025,193,036	$4,897,206,877
Net investment income	1,047,494,016	1,011,930,978	922,537,298
Other income	168,199,480	179,995,100	169,280,089
Policyholder benefits	(3,556,733,006)	(3,475,310,341)	(2,987,381,239)
Net transfers from (to) separate accounts	631,125	(140,672)	(86,868)
Commissions and operating expenses	(1,816,914,654)	(1,602,397,128)	(1,493,168,452)
Federal income taxes paid (recovered)	(32,089,081)	(25,127,085)	(75,628,768)

Net cash from (used for) operations	1,950,192,171	1,114,143,888	1,432,758,937

CASH FROM (USED FOR) INVESTMENTS:
Proceeds from investments sold, matured, or repaid:
Bonds	3,663,768,479	3,361,326,818	2,358,264,987
Stocks	265,294,579	189,731,441	164,037,193
Mortgage loans	397,061,340	358,800,774	296,077,999
Other invested assets	168,151,598	36,592,062	48,474,205
Miscellaneous proceeds	11,367,243	14,482,442	13,928,885
Cost of investments acquired:
Bonds	(6,235,267,115)	(4,220,427,023)	(3,935,724,160)
Stocks	(172,442,792)	(191,835,409)	(162,846,843)
Mortgage loans	(838,566,028)	(832,919,522)	(545,078,080)
Other invested assets	(333,932,547)	(337,379,154)	(210,874,442)
Miscellaneous applications	(52,914,629)	(20,466,743)	(19,803,793)
Net decrease (increase) in contract loans	(23,044,940)	(4,791,326)	1,509,463

Net cash from (used for) investments	(3,150,524,812)	(1,646,885,640)	(1,992,034,586)

CASH FROM (USED FOR) FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds received (paid)	(185,606,535)	(48,401,092)	(54,857,492)
Net increase (decrease) in deposit—type contracts	1,094,827,030	641,163,309	571,106,387
Net increase (decrease) in payable to parent and affiliates	9,740,774	(29,776,160)	82,597,789
Other cash provided (applied)	70,040,852	(15,580,105)	(56,524,990)

Net cash from (used for) financing and miscellaneous sources	989,002,121	547,405,952	542,321,694

NET CHANGE IN CASH, CASH EQUIVALENTS, AND SHORT—TERM INVESTMENTS	(211,330,520)	14,664,200	(16,953,955)
CASH, CASH EQUIVALENTS, AND SHORT—TERM INVESTMENTS:
Beginning of year	296,273,704	281,609,504	298,563,459

End of year	$84,943,184	$296,273,704	$281,609,504

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2022, 2021, AND 2020

	2022	2021	2020
NON—CASH TRANSACTIONS:
Ceded benefits settled through funds withheld	$326,028,571	$306,671,685	$231,681,512
Ceded premium settled through funds withheld	$212,780,375	$224,735,625	$369,922,223
Stock and bond conversions	$164,447,040	$315,991,989	$374,957,222
Ceded interest settled through funds withheld	$87,335,717	$91,353,639	$98,213,417
Change in securities lending	$82,333,482	$20,791,151	$24,887,090
Assumed premium settled through funds withheld	$39,298,049	$38,074,065	$36,090,020
Assumed benefits settled through funds withheld	$33,108,290	$31,940,707	$32,034,219
Surplus relief amortization	$27,790,659	$18,009,404	$36,563,342
Mortgage loans transfer value	$27,714,264	$—	$—
Funds withheld listed as current amounts payable	$15,228,105	$—	$17,810,355
Mortgage loan conversions disposed to mortgage loan conversions acquired	$11,896,356	$—	$—
Ceded commission settled through funds withheld	$11,365,687	$11,558,434	$137,367,528
Assumed commissions settled through funds withheld	$6,132,941	$5,081,031	$5,091,130
Ceded policy loans settled through funds withheld	$5,370,759	$5,436,603	$5,669,412
Assumed interest settled through funds withheld	$2,098,230	$2,109,779	$2,153,373
Ceded deposit type contracts settled through funds withheld	$448,085	$2,751,384	$2,993,625
Funds withheld listed as current amounts receivable	$—	$16,244,338	$—
Capital contribution through payable to subsidiary	$—	$—	$10,000,000

See notes to statutory financial statements.	(Concluded)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2022 AND 2021 AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021, AND 2020

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Within this report, the following abbreviations are used for company and affiliate names, if applicable.

Legal Name	Abbreviation	Legal Name	Abbreviation
United of Omaha Life Insurance Company	(“the Company”)	Mutual of Omaha Holdings, Inc.	(“Mutual of Omaha Holdings’’)

Mutual of Omaha Insurance Company	(“Mutual of Omaha”)	Mutual of Omaha Structured Settlement Company	(“Mutual Structured Settlement”)

Omaha Insurance Company	(“Omaha Insurance”)	Cloverlay Sports Assets SPV L. P.	(“Cloverlay”)

Mutual of Omaha Medicare Advantage Company	(“Omaha Medicare Advantage”)	Fulcrum Growth Partners III, L.L.C.	(“Fulcrum”)

Omaha Health Insurance Company	(“Omaha Health”)	Boston Financial Opportunity Zone Fund I LP	(“Boston Fund”)

Omaha Supplemental Insurance Company	(“Omaha Supplemental”)	East Campus Realty, LLC	(“East Campus”)

United of Omaha Life Insurance Company	(“United of Omaha”)	Turner Park North, LLC	(“Turner Park”)

Companion Life Insurance Company	(“Companion”)	MGG Rated Debt Feeder Fund LP	(“MGG Fund”)

Omaha Reinsurance Company	(“Omaha Re”)	MHEG OZ Fund 1, LP	(“MHEG Fund”)

Medicare Advantage Insurance Company of Omaha	(“Medicare Advantage Company”)	Mutual of Omaha Opportunities Fund, L.P.	(“MOOF Fund”)

United World Life Insurance Company	(“United World”)	UM Holdings, LLC	(“UM Holdings”)

Omaha Financial Holdings, Inc.	(“OFHI”)	Mutual DMLT Holdings, LLC	(“Mutual DMLT Trust”)

Mutual of Omaha Mortgage, Inc.	(“Mutual of Omaha Mortgage”)	United DMLT Holdings, LLC	(“United DMLT Trust”)

Discovery Mortgage Loan Trust	(“DMLT Trust”)	Mutual of Omaha Investor Services, Inc.	(“Mutual of Omaha Investor Services”)

Endeavor Mortgage Loan Trust (M)	(“EMLT-M”)	Endeavor Mortgage Loan Trust (U)	(“EMLT-U”)

* Mutual Community Development Company	(“MCDC”)	Review Counsel LLC	(“Review Counsel”)

Legacy Benefits Origination Trust	(“Legacy Trust”)

*	Nebraska Secretary of State approved dissolution of MCDC effective January 5, 2022

Nature of Operations—The Company is a life, accident and health insurance company, domiciled in the State of Nebraska, and is a wholly owned subsidiary of Mutual of Omaha, a mutual life, accident and health insurance company, domiciled in the State of Nebraska. The following are wholly owned insurance subsidiaries of the Company as of December 31, 2022: Companion, United World, Medicare Advantage Company and Omaha Re. The Company owns 100% of the outstanding common stock of Mutual Structured Settlement. Affiliated joint ventures include approximately 80% of Fulcrum, 99% of MOOF Fund, 50% of MGG Fund, and 100% of Cloverlay and UM Holdings; and 100% other ownership interest in United DMLT Trust, DMLT Trust, and EMLT-U. The Company owns 83.04% of Boston Fund and 91.25% of MHEG Fund, non-guaranteed federal low income housing tax credits (“LIHTC”). The Company owns approximately 75% of Legacy Trust. All affiliated joint ventures, excluding EMLT-U, were also held as of December 31, 2021.

The Company provides a wide array of financial products and services to a broad range of institutional and individual customers and is licensed in 49 states in the United States (“U.S.”), the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Principal products and services provided include individual and group health insurance, individual and group life insurance, annuities, and retirement plans.

The Company holds separate account assets which represent funds held for the benefit of contract holders under specific life and annuity contracts. In accordance with the products recorded within the separate account, assets are legally insulated from the general account.

Basis of Presentation—The Company has prepared the accompanying statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Nebraska Department of Insurance (“NDOI”). The state of Nebraska has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles (“NAIC SAP”) as the basis of its statutory accounting practices. The Director of the NDOI has the right to permit other specific practices that may deviate from NAIC SAP. The Company does not utilize any permitted practices however, there is an impact on its results of operations and surplus from the prescribed practices followed by its subsidiaries Companion and Omaha Re as discussed in Note 7.

The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The most significant differences include:

a.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value, while under GAAP, they may be stated at amortized cost or fair value.

b.

An other-than-temporary impairment (“OTTI”) exists for NAIC SAP on a loan-backed or structured security if fair value is less than the amortized cost basis and the Company has the intent to sell, does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis, or the Company does not expect to recover the entire amortized cost basis. For all other securities on an NAIC SAP basis, an OTTI is recognized if it is probable that the reporting entity will be unable to collect all amounts due according to the contractual terms of the security in effect at the date of acquisition or since the last OTTI. An OTTI exists for GAAP if a security’s fair value is less than amortized cost and if the Company has the intent to sell, it is more likely than not that the Company will be required to sell before the recovery of the amortized cost basis, or if the Company does not expect to recover the entire amortized cost of the security.

c.

Perpetual preferred stocks are stated at fair value with changes in fair value recognized in unrealized gains and losses while under GAAP, perpetual preferred stocks are generally stated at their fair value with changes in fair value recognized in net income. Certain investments in perpetual preferred stocks and other equity investments without readily determinable fair values for which the Company has elected a measurement alternative are stated at cost adjusted for price changes in observable transactions in the same or similar instruments of the same issuer and for impairments. Redeemable preferred stocks are stated at amortized cost; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value. Under GAAP, preferred stocks that are redeemable mandatorily or at the option of the holder are generally stated at their fair value with changes in fair value recognized in other comprehensive income in equity.

d.

Limited partnerships are stated at the underlying audited GAAP equity value with the change in valuation reflected in unassigned surplus on an NAIC SAP basis. Income distributions from the limited partnerships are reported as net investment income and amortization of IMR on the statutory statements of operations on an NAIC SAP basis. Under GAAP, the change in valuation as well as the income distributions are reflected in either net investment income or as a realized capital gain or loss depending on the underlying investments.

e.

Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The change in fair value of derivative instruments that do not meet the criteria of an effective hedge are recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Under GAAP, all derivatives are reported on the balance sheet at fair value. Changes in fair value of derivatives qualifying for hedge accounting are recorded through either income or equity, depending on the nature of the hedge, which changes in fair value of derivatives not qualifying for hedge accounting are recorded through income.

f.

Acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to operations as incurred, while under GAAP, to the extent associated with successful sales and recoverable from future policy revenues, are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

g.

NAIC SAP requires an amount to be recorded for deferred taxes as a component of surplus; however, there are limitations as to the amount of deferred tax assets (“DTA”) that may be reported as admitted assets that are not applicable under GAAP. Federal income tax provision is required on a current basis for the statutory statements of operations, the same as for GAAP.

h.

NAIC SAP policy reserves for life insurance contracts not subject to Principle Based Reserves (“PBR”) and annuities are based on mortality, lapse, and interest assumptions prescribed or permitted by state statutes. NAIC SAP policy reserves for life insurance contracts that are subject to PBR and are based on mortality, lapse, and interest assumptions that are prescribed or are prudent estimates based upon the industry and/or company experience as prescribed by Valuation Manual-20: Requirements for Principle-Based Reserves for Life Products (“VM-20”). For health and accident active life insurance contracts, mortality and interest are prescribed, and morbidity and lapse assumptions are Company estimates within statutory limitations. The effect on reserves, if any, due to a change in valuation basis, is recorded directly to unassigned surplus rather than included in the determination of net income (loss) from operations. GAAP policy reserves are based on the Company’s estimates of morbidity, mortality, lapse, and interest assumptions.

i.	The asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established only on the statutory financial statements.

j.

Assets are reported under NAIC SAP at admitted asset value and nonadmitted assets are excluded through a charge to surplus, while under GAAP, nonadmitted assets are reinstated to the balance sheet, net of any valuation allowance.

k.

Premium receipts and benefits on universal life-type contracts and deferred annuities are recorded as income and expense under NAIC SAP. Under GAAP, revenues on universal life-type contracts and deferred annuities are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. In addition, certain of the revenue, as defined under deposit accounting, is deferred and amortized to income over the expected life of the contract using the product’s estimated gross profits, similar to acquisition costs. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

l.	Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves under NAIC SAP, while under GAAP, they are reported as an asset.

m.	Comprehensive income and its components are not presented on the statutory financial statements.

n.

Subsidiaries included as common stocks are stated under the equity method, with the equity in the operating results of subsidiaries credited or charged directly to the Company’s surplus for NAIC SAP. Dividends received from subsidiaries are recorded in net investment income and included in net investment income and amortization of IMR on the statutory statements of operations. GAAP requires either consolidation or equity method reporting with operating results of subsidiaries reflected on the statutory statements of operations.

o.

For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued. Under GAAP, the minimum amount in the range is accrued.

p.

Gains on economic transactions with related parties, defined as arm’s-length transactions, resulting in the transfer of the risks and rewards of ownership, are transferred at fair value and the gain is deferred until the assets are sold to third party under NAIC SAP. While under GAAP, the transaction and any related gain is eliminated in consolidation.

Reclassifications—Certain amounts in the prior period statutory financial statements have been reclassified to conform to the presentation of the current period statutory financial statements. These reclassifications had no effect on the previously reported financial results.

Use of Estimates—The preparation of statutory financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the statutory financial statements, and reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in determining investment valuation in the absence of quoted market values, impairments, policy reserves for life insurance contracts, health and accident active life policy reserves, policy and contract claims-life and health reserves, income tax expense, and deferred taxes.

The process of determining fair value and recoverability of an asset relies on projections of future cash flows, operating results, and market conditions. Projections are inherently uncertain, and accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company’s asset valuations are susceptible to the risk inherent in making such projections.

Due to the length and complexity of life insurance contracts and annuities and the risks involved, policy reserves calculated using regulatory prescribed or permitted methods and assumptions are often not closely related to the economic liability for the benefits and options promised to policyholders. Reserves are determined using prescribed mortality tables and interest rate assumptions. Prescribed lapse assumptions are permitted on certain universal life-type contracts. Certain guarantees embedded in the contracts are defined formulaically. Reserves for life policies and contracts that are subject to PBR are calculated using prescribed or prudent estimates as prescribed by VM-20. Actual mortality, lapse, interest rates, and the nature of the guarantees will differ from prescribed assumptions and definitions.

Due to the nature of health insurance and accident active life contracts and the risks involved, health and accident active life reserves are estimates. These reserves are calculated using Company estimated morbidity assumptions and prescribed mortality, and interest rate assumptions. Lapse assumptions are permitted in certain situations subject to limitations for certain products. Actual morbidity, mortality, interest rates, and lapse rates may differ from valuation assumptions.

Claim reserves are estimated based upon the industry and/or company experience and other actuarial assumptions that consider the effects of current developments, anticipated trends, and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

Investments—Investments are reported according to valuation procedures prescribed by the NAIC.

Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at lower of amortized cost or fair value.

Premiums and discounts on loan-backed bonds and structured securities are amortized using the prospective or retrospective method based on anticipated prepayments from the date of purchase.

Prepayment assumptions for loan-backed securities are based on information obtained from brokers or internal estimates based on original term sheets, offer memoranda, historical performance, or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the prospective method for impaired securities and securities valued based on an index, and the retrospective method for all other securities.

Redeemable preferred stocks are stated at amortized cost and perpetual preferred stock are stated at fair value; except for redeemable preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value.

Common stocks of unaffiliated companies are generally stated at fair value, common stocks of affiliated insurance companies, excluding Omaha Re, are stated at their audited statutory equity value. Omaha Re is a wholly owned special purpose financial captive life insurance subsidiary domiciled in the State of Nebraska and is stated at its audited statutory equity less an admitted other security asset value-excess of loss for which Omaha Re has a NDOI prescribed practice. As of December 31, 2022, the carrying value of Omaha Re is zero. Omaha Medicare Advantage is stated at its respective statutory surplus and is 100% non-admitted as of December 31, 2022. Common stocks of affiliated non-insurance companies are stated at their GAAP equity value. The Federal Home Loan Bank (“FHLB”) capital stocks are stated at cost. Changes in the carrying values are recorded as a change in net unrealized capital gain (loss), a component of unassigned surplus. Dividends are reported in net investment income and amortization of IMR on the statutory statements of operations.

Mortgage loans held for investment are stated at the aggregate unpaid principal balance adjusted for unamortized premium or discount, except impaired loans. Impaired loans are stated at the lower of the amortized cost or the fair value of the loan determined by the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or the fair value of the collateral less costs to sell if collateral dependent. Interest income is accrued on the unpaid principal balance based on the loan’s contractual interest rate. The Company records a reserve for losses on mortgage loans as part of the AVR.

The Company calculates specific reserves on loans individually identified as impaired. Loans evaluated individually are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect principal or interest amounts according to the contractual terms of the loan agreement. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate until the loans are on non-accrual status. Cash payments on loans where the accrual of interest has ceased are applied directly to the unpaid principal balance until such time as management determines that it is probable all principal amounts will be recovered.

Loans are reviewed on an individual basis to identify charge-offs. Charge-offs, net of recoveries, are deducted from the allowance. Mortgage loans are considered past due if the required principal and interest payments have not been received when contractually due. All mortgage loans are in non-accrual status when payments are determined to be uncollectible. Mortgage loans are returned to accrual status when all the principal and interest amounts contractually due have been brought current and future payments are reasonably assured.

A mortgage loan is considered a troubled debt restructuring (“TDR”) if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments.

Real estate, excluding real estate held for sale, is stated at cost, less accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives, generally forty years, of the related assets. Real estate held for sale is stated at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell. Real estate held for sale consists of certain current home office properties that the Company plans on disposing of during 2023 as part of the new home office construction project. During the year, the Company impaired home office/central service building assets. The assets were analyzed for fair value and impairment in relation to a development agreement and the construction of a new home office. The amount of the impairment was $30,007,671. The fair value was based on a contract with an outside party, which outlined a fair value of $5,000,000 for both buildings. The impairment is included in real estate occupied by the Company on the statutory statements of admitted assets, liabilities, and surplus. The Company did not have any impairment loss for investments in real estate for the year ended December 31, 2021.

Contract loans are loans to a policyholder, under the provisions of an insurance contract that are secured by the cash surrender value or collateral assignment of the related policy or contract. Contract loans are stated at the unpaid balance of the loan and include any unpaid principal plus accrued interest which is 90 days or more past due.

Cash equivalents are highly liquid debt securities whose remaining maturities at the time of acquisition is three months or less. Cash equivalents, including money market mutual funds, are stated at cost, which approximates fair value.

Short-term investments include related party notes, if applicable, and investments whose remaining maturities at the time of purchase are three months to one year and are stated at cost, which approximates fair value.

The Company has securities lending agreements whereby unrelated parties, primarily large brokerage firms, borrow securities from the Company. The Company requires a minimum of 102% of the fair value of the domestic securities, loaned at the outset of the contract as collateral. The Company continues to retain control over and receive interest on loaned securities, and accordingly, the loaned securities continue to be reported as bonds. The securities loaned are on open terms and can be returned to the Company on the next business day requiring a return of the collateral. Collateral received is invested in cash equivalents and securities, and the Company records a corresponding liability for the collateral which is included in borrowings and securities lending on the statutory statements of admitted assets, liabilities, and surplus. The Company cannot access the collateral unless the borrower fails to deliver loaned securities. To further minimize the credit risks related to this securities lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions.

The Company has repurchase agreements whereby unrelated parties, primarily major brokerage firms, borrow securities from the Company. The Company requires a minimum of 95% of the fair value of the securities loaned at the outset of the contract as collateral. The Company continues to retain control over and receive interest on loaned securities, and accordingly, the repurchase agreement securities continue to be reported as bonds. Cash collateral received is invested in cash equivalents and securities, and the Company records a corresponding liability for the collateral which is included in borrowings and securities lending on the statutory statements of admitted assets, liabilities, and surplus.

Other invested assets include the Company’s investments in derivatives, receivables for securities, affiliated and unaffiliated joint ventures, affiliated and unaffiliated LIHTC, and surplus notes.

Affiliated joint ventures are stated at their underlying GAAP equity, which approximates fair value, with a one-quarter lag adjusted for all capital distributions, cash distributions, and impairment charges for the quarter with changes recorded in net unrealized capital gains (losses), a component of unassigned surplus. Fair values of the affiliated joint ventures are determined using the underlying audited GAAP financial statements or audited trust statement value. Distributions of income from these affiliated joint ventures are recorded in net investment income and included in net investment income and amortization of IMR on the statutory statements of operations.

As of December 31, 2022 and 2021, the carrying value of UM Holdings is zero. As of December 31, 2022 and 2021, the Company’s total investment in affiliated and unaffiliated federal and unaffiliated state LIHTCs, stated at proportional amortized cost, was $58,138,089 and $68,239,331, respectively. The number of remaining years of unexpired tax credits and the required holding period for the LIHTC investments as of December 31, 2022 are 9 and 14 years, respectively. The amount of LIHTC and other tax benefits recognized during 2022 and 2021 was $12,394,139 and $10,574,606, respectively.

Investments in surplus notes are stated at amortized cost. As of December 31, 2022 and 2021, the Company’s investment in surplus notes was $96,903,247 and $67,940,548, respectively.

The Company uses derivative financial instruments to reduce exposure to market volatility associated with assets held or liabilities incurred and to change the characteristics of the Company’s asset/liability mix, consistent with the Company’s risk management activities. Derivatives generally include swaps-foreign exchange and purchase options-other call options and warrants. When derivative financial instruments meet specific criteria they may be designated as accounting hedges and accounted for on an amortized cost basis, in a manner consistent with the item hedged. Derivative financial instruments that are not designated as accounting hedges are accounted for on a fair value basis with changes recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus, and nonadmitted. Interest on swaps-foreign exchange and purchase options-other call options and warrants is included in net investment income and amortization of IMR on the statutory statements of operations.

The Company uses currency swaps-foreign exchange, when applicable, to hedge the foreign currency risk on debt issues that are payable in a currency other than U.S. dollars. Swaps-foreign exchange transactions generally involve the exchange of funds received in the course of principal and interest collections on securities denominated in a foreign currency to U.S. dollars at a predetermined rate. The Company designates certain of its swaps-foreign exchange as cash flow hedges when they are highly effective in offsetting the exposure of variations in cash flows for the hedged item. Gains and losses resulting from early termination of swaps-foreign exchange transactions that use hedge accounting are deferred and amortized over the remaining period originally covered by the swap. Gains and losses resulting from changes in fair value on swaps-foreign exchange that do not use hedge accounting are reported as unrealized gains (losses), a component of unassigned surplus.

The Company uses purchase options-other call options and warrants to hedge the risk of the crediting rates on indexed universal life policies. Under a purchase options-other call options and warrants, the Company pays a one-time premium to the counterparty while the counterparty agrees to deliver at expiration, the value based on the S&P 500. Gains and losses resulting from early termination of purchased options-hedging other-call options and warrants transactions that use hedge accounting are deferred and amortized over the remaining period originally covered by the purchase option. Gains and losses resulting from changes in fair value on purchased options-hedging other-call options and warrants that do not use hedge accounting are reported as unrealized gains (losses).

All derivatives’ market values change along with the underlying assets, currencies, and equity prices. The market value of purchased options-other call options and warrants cannot be less than zero and the market value of swaps can be less than zero. The Company may be required to post collateral, often in the form of cash against swaps with negative values.

For swaps-foreign exchange, the Company is exposed to credit-related losses in the amount of the net currency differential in the event of nonperformance by the swap counterparty. For purchase options-other call options and warrants, the Company is exposed to credit-related losses in the amount of the option payoff amount in the event of a nonperformance by the counterparty. Counterparty risk is continually monitored along with criteria related to collateral requirements that are specified in the credit support annex of the International Swaps and Derivatives Association. Due to the investment grade rating of the counterparty, credit-related losses are considered to be very unlikely. Counterparty credit risk is further reduced by daily collateral postings.

Net investment income consists primarily of interest and dividends and is included in net investment income and amortization of IMR on the statutory statements of operations. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend rate. Interest income on mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when securities are in default or when the receipt of interest payments is in doubt. Realized capital gains (losses) on the sale of investments are determined on the specific identification basis.

Investment income due or accrued for which it is probable the balance is uncollectible is written off and charged to net investment income and amortization of IMR on the statutory statements of operations. Investment income due or accrued deemed collectible on mortgage loans in default that is more than 180 days past due is nonadmitted. All other investment income due or accrued deemed collectible that is more than 90 days past due is nonadmitted. The Company accrues interest income on an impaired security to the extent it is deemed collectible and the security continues to perform under its restricted contractual terms. Interest income on a non-performing security is generally recognized on a cash basis.

Separate Accounts Assets—The assets of the separate accounts on the statutory statements of admitted assets, liabilities, and surplus are stated at fair value and consist primarily of common collective trusts held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts and group annuity contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from and benefits paid to separate account contract holders are reflected on the statutory statements of operations, net of reinsurance, but are offset by transfers to and from the separate account. Mortality, policy administration, and surrender charges from all separate accounts are included in other income on the statutory statements of operations.

Policy Reserves—Policy reserves include life insurance contract and annuity reserves, health and accident active life reserves, unearned premium reserves for health contracts, and reserves for deposit-type contracts.

Life insurance contract reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future net premiums on policies in force. Reserves for individual life insurance that are not subject to PBR are valued using the Commissioners’ Reserve Valuation Method (“CRVM”), a net level premium method (“NLPM”), or other modified reserve methods, with prescribed mortality and interest rates. Reserves for life insurance that are subject to PBR are valued under the net premium reserve (“NPR”), deterministic reserve, or the stochastic reserve under VM-20, with prescribed interest rates. Mortality assumptions used under the NPR are based on the 2017 CSO mortality tables. The assumptions used for deterministic and stochastic reserve are the prudent estimate assumptions with margins developed internally, as required by VM-20. Reserves for individual fixed annuities and life contingent supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, with prescribed interest rates. Group annuity reserves are valued using a net single premium method, with prescribed interest rates.

Health and accident active life reserves provide amounts estimated to adequately discharge estimated future obligations in excess of estimated future net premiums on policies in force. Such reserves are based on statutory mortality and interest assumptions. Morbidity assumptions are either industry experience or a blend of industry and Company experience. Voluntary lapse assumptions, when applicable, are based on Company experience with statutory limitations. Such reserves are calculated on a NLPM or on a one- or two-year preliminary term basis.

Unearned premium reserves reflect premiums paid or due to the Company prior to the statutory financial statement date, for the contract period subsequent to the statutory financial statement date.

Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Reserves for annuities certain and supplementary contracts in payout status without life contingencies are calculated using a NLPM. The tabular interest, tabular less actual reserve released, and tabular cost are determined by formula as described in the NAIC instructions or from the basic data for such items. Tabular interest on funds not involving life contingencies is equal to the end of year reserve balance, less beginning of year reserve balance, less deposits received during the year, less other net change in reserves, plus fees and other charges assessed, plus surrender charges, plus net surrender and withdrawal payments, plus other net transfers to or from separate accounts, as prescribed.

Claim Reserves—Policy and contract claim reserves-life include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. The liabilities are continually reviewed and adjustments and changes are reflected in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Policy and contract claim reserves-health include disabled life reserves that reflect amounts that are either not yet due or yet to arise on claims incurred with a continuing loss. Such reserves are based on the statutory interest and claim termination rates based on either industry or a blend of the Company and industry experience in compliance with statutory requirements. Revisions of these estimates are reflected in operations in the year they are made. Unpaid claim liabilities include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Such reserves are estimated based upon the Company’s and affiliates’ historical experience and other actuarial assumptions that consider the effects of current developments, payment patterns, membership patterns, anticipated trends, claim utilization, product changes, risk management programs, and other factors. The liabilities are continually reviewed and adjustments and changes are reflected in the year they are made.

Reinsurance—In the normal course of business, the Company assumes and cedes insurance business from its affiliates and unrelated third parties in order to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks, expand certain business lines, and manage capital. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Amounts recoverable from reinsurers are reviewed for collectability and length of time overdue on a quarterly basis. Amounts deemed uncollectible are written off through a charge to the statutory statements of operations when the uncollectibility of amounts recoverable from reinsurers is confirmed. Balances are included on the statutory statements of admitted assets, liabilities, and surplus and the statutory statements of operations, net of reinsurance, except for commissions and expense allowances on reinsurance ceded which are shown as income.

Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established.

Premiums due under reinsurance agreements are reported as negative uncollected premium in premiums deferred and uncollected on the statutory statements of admitted assets, liabilities, and surplus. Experience refunds due under reinsurance agreements are reported as reinsurance recoverables on the statutory statements of admitted assets, liabilities and surplus.

Federal Income Taxes—The provision for income taxes includes amounts paid and accrued. The Company is subject to income tax in the U.S. and several state jurisdictions. Significant judgments and estimates are required in the determination of the Company’s income tax expense, DTAs, and deferred tax liabilities (“DTL”).

Deferred taxes are recognized to the extent there are differences between the statutory and tax basis of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in surplus in the period that includes the enactment date. Deferred taxes are also recognized for carryforward items including net operating loss, capital loss, and charitable contributions. NAIC SAP requires that temporary differences and carryforward items be identified and measured. Deductible temporary differences and carryforward amounts that generate tax benefits when they reverse or are utilized are tax affected in determining the DTA. Taxable temporary differences include items that will generate tax expense when they reverse and are tax affected in determining the DTL.

In the determination of the amount of the DTA that can be recognized and admitted, the NAIC SAP requires that DTAs be limited to an amount that is expected to be realized in the future based on an analysis of the Company’s temporary differences, past financial history, and future earnings projections. The net admitted DTA shall not exceed the excess of the adjusted gross DTA over the gross DTL. The adjusted gross DTA shall be admitted based upon three separately determined components: i) an amount of taxes paid in prior years which may be recovered through loss carrybacks of existing temporary differences that are expected to reverse within three years from the reporting date; ii) an amount that is limited to the lesser of future deductible temporary differences and carryforward amounts that are expected to be realized within three years from the reporting date, or 15% of adjusted capital and surplus; and iii) an amount where the adjusted gross DTA equals the DTL.

The Company records uncertain tax positions in accordance with NAIC SAP for those instances where it determines that a tax loss contingency meets a more-likely-than-not threshold based on the technical merits. If the estimated loss contingency is greater than 50% of the tax benefit originally recognized, the entire benefit originally recognized is reported as the tax loss contingency. The Company recognizes interest accrued related to uncertain tax positions and penalties as federal income tax expense. The liability for uncertain tax positions and the associated interest liability, if any, are included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.

Asset Valuation Reserve and Interest Maintenance Reserve—The Company establishes certain reserves under NAIC guidelines. The AVR is determined by formula and is based on the Company’s investments in bonds, preferred stocks, common stocks-affiliated, common stocks-unaffiliated, mortgage loans, real estate occupied by the Company, real estate held for sale by the Company, short-term investments, derivative instruments, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest rate changes, are credited or charged to the AVR.

The IMR is used to defer realized capital gains (losses), net of tax, on sales of bonds and certain other investments that result from interest rate changes. These gains (losses) are then amortized into net investment income, included in net investment income and amortization of IMR on the statutory statements of operations, over what would have been the remaining years to maturity of the underlying investments. Losses in excess of gains are recorded as an asset and nonadmitted.

Net Premiums and Annuity Considerations and Related Commissions—Net life premiums are recognized as income over the premium-paying period of the policies. Net health and accident premiums are recognized as income over the terms of the policies. Annuity considerations are recognized as income when received. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

Nonadmitted Assets—Certain assets designated as nonadmitted assets, principally net deferred tax assets and suspense items, are excluded from the statutory statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited directly to unassigned surplus.

Vulnerability Due to Certain Risks and Concentrations—The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

Morbidity/mortality risk is the risk that experience is unfavorable compared to Company assumptions due to misestimation in setting assumption, catastrophic risk (e.g. pandemic), volatility, and changes in trend. The Company mitigates these risks through reinsurance programs, adherence to strict underwriting guidelines, monitoring underwriting exceptions, and a formal assumption review and approval process.

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments or cause changes in policyholder behavior resulting in changes in asset or liability cash flows. The Company mitigates this risk through various asset-liability management techniques, including duration matching and matching the maturity schedules of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

Liquidity risk is the risk that a given security or asset cannot be traded quickly enough in the market to prevent a loss, generate cash to meet funding requirements, or make a required profit. The Company has established an appropriate liquidity risk management framework to evaluate current and future funding and liquidity requirements. Future liquidity requirements are projected on a regular basis as part of the financial planning process.

Premiums Received in Advance—Premiums received in advance are those premiums that have been received by the Company prior to year-end but which were due after year-end. The total amount of advanced premiums is reported as a liability on the statutory financial statements and is not considered premium income until due.

Fair Value—Financial assets and liabilities have been categorized into a three-level fair value hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to valuation. The input levels are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.

Level 2—Fair value is based on significant inputs that are observable for the asset or liability, either directly or indirectly, through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs.

Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities and validated or determined through use of valuation methodologies using observable market inputs.

Level 3—Fair value is based on significant unobservable inputs for the asset or liability. These inputs reflect assumptions about what market participants would use in pricing the asset or liability. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, and other similar techniques.

Other-Than-Temporary Declines in Fair Value—The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the Company’s intent to sell the investment at the reporting date, and the financial condition and prospects of the issuer.

The Company recognizes OTTI of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an OTTI is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital gain (loss) on the statutory statements of operations.

For loan-backed securities, OTTI is recognized when fair value is less than the amortized cost basis and the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery. When an OTTI is recognized because the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery, the amortized cost basis of the loan-backed security is written down to fair value and the amount of the write-down is recorded as a realized capital gain (loss) on the statutory statements of operations.

If the Company does not have the intent to sell and has the intent and ability to retain the investment until recovery, OTTI is recognized when the present value of future cash flows discounted at the security’s effective interest rate is less than the amortized cost basis as of the statutory statements of admitted assets, liabilities, and surplus date. When an OTTI is recognized, the loan-backed security is written down to the discounted estimated future cash flows and is recorded as a realized capital gain (loss) on the statutory statements of operations.

The Company recognizes OTTI of stocks for declines in value that are other-than-temporary and reports those adjustments as a realized capital gain (loss) on the statutory statements of operations.

The Company recognizes OTTI of limited partnerships generally when the underlying GAAP equity of the partnership is less than 80% of amortized cost or the limited partnership reports realized capital losses on their statutory financial statements or shows other indicators of loss. When an OTTI is recognized, the limited partnership is written down to fair value and the amount of the impairment is recorded as a realized capital gain (loss) on the statutory statements of operations.

The Company performs a monthly analysis of the prices received from third parties to assess if the prices represent a reasonable estimate of fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.

Correction of Errors—During 2022, the Company discovered an error in the risk-free rates used in AG36 reserve calculations for the indexed universal life product, resulting in a $4,486,889 overstatement of both life insurance contract and annuity reserves on the statutory statements of admitted assets, liabilities, and surplus and increase in net change in reserves on the statutory statements of operations, and a $4,486,889 understatement of unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus as of December 31, 2021. In accordance with SSAP No. 3 Accounting Changes and Corrections of Errors, the impact of this error was recorded as an adjustment to unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus in 2022.

During 2021, the Company discovered errors in the settlement option parameters in a deferred fixed annuity product valuation model, resulting in a cumulative $13,395,650 net overstatement of reserves as of December 31, 2020. These prior year misstatements were not concluded to be material and therefore were corrected as of December 31, 2021, by decreasing life insurance contract and annuity reserves and increasing prior year adjustment in unassigned surplus on the statutory statements of admitted assets, liabilities, and surplus in accordance with SSAP No. 3 Accounting Changes and Corrections of Errors. The Company did not have any prior year adjustments recorded to surplus as of December 31, 2020.

Accounting Pronouncements—During 2022, the NAIC issued revisions to SSAP No. 86 Derivatives with issue 2021-20 that modifies the determination of hedge effectiveness, the guidance for qualifying hedging relationships, and the presentation of hedge results. The guidance is effective in January 1, 2023, with early adoption permitted, and the effects of its adoption will be reflected as of the date of initial application and is not expected to have material impact.

In September of 2022, the NAIC issued interpretation 2022-02 that permits entities not to assess valuation allowances and deferred tax asset impacts related to the new corporate alternative minimum tax in the Inflation Reduction Act, which was signed into law in August of 2022, for the third quarter of 2022 through the first quarter of 2023. The Company has determined that it will not be subject to the new corporate alternative tax for 2023.

2.	INVESTMENTS

Bonds—The carrying value and fair value of investments in bonds, including loan-backed securities, by type, as of December 31, were as follows:

2022	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital loss	Fair Value
Industrial and miscellaneous	$19,004,305,534	$65,379,489	$2,560,555,109	$16,509,129,914
Special revenue/assessment obligations	1,537,234,762	4,303,055	240,134,064	1,301,403,753
U.S. government	542,062,586	986,257	29,832,832	513,216,011
All other governments	89,583,311	409,658	14,247,730	75,745,240
Hybrid securities	198,939,750	906,491	31,868,081	167,978,160
Political subdivision	135,175,878	1,226,202	20,159,376	116,242,704
States, territories, and possessions	26,500,000	3,525	7,129,440	19,374,085
Parent, subsidiary, and affiliate	834,792	286,179	—	1,120,971
Bank loans—unaffiliated	15,017,832	3,293	248,869	14,772,255

Total	$21,549,654,445	$73,504,149	$2,904,175,501	$18,718,983,093

2021	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital loss	Fair Value
Industrial and miscellaneous	$17,151,724,148	$1,425,284,795	$102,941,253	$18,474,067,690
Special revenue/assessment obligations	1,193,322,473	71,473,294	4,923,123	1,259,872,644
U.S. government	456,283,320	26,006,574	706,389	481,583,505
All other governments	72,290,793	3,025,963	1,141,728	74,175,028
Hybrid securities	146,345,966	6,686,291	396,396	152,635,861
Political subdivision	64,178,558	1,723,098	918,142	64,983,514
States, territories, and possessions	22,207,218	—	209,562	21,997,656
Parent, subsidiary, and affiliate	7,507,553	1,364,115	74,157	8,797,511
Bank loans—unaffiliated	6,285,638	5,093	35,311	6,255,420

Total	$19,120,145,667	$1,535,569,223	$111,346,061	$20,544,368,829

Bonds with an NAIC designation of 6 with carrying values of $1,476,217 and $5,543,917 as of December 31, 2022 and 2021, respectively, were stated at the lower of amortized cost or fair value.

The Company’s bond portfolio was primarily comprised of investment grade securities. Based upon designations by the NAIC, investment grade bonds comprised 98% and 96% of the carrying value of the Company’s total bond portfolio as of December 31, 2022 and 2021, respectively.

The carrying value and fair value of investment in bonds as of December 31, 2022, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer. MBS and other ABS, which provide for periodic payments throughout their lives, are listed separately.

	Carrying Value	Fair Value
Due in one year or less	$362,335,626	$357,089,096
Due after one year through five years	2,252,031,693	2,144,583,147
Due after five years through ten years	3,550,743,930	3,168,291,849
Due after ten years	10,097,602,681	8,215,735,298

	16,262,713,930	13,885,699,390
MBS and other ABS	5,286,940,515	4,833,283,703

Total	$21,549,654,445	$18,718,983,093

Aging of unrealized capital losses on the Company’s investments in bonds as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2022	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
Industries and miscellaneous	$12,383,508,804	$1,760,845,084	$2,629,603,268	$799,710,025	$15,013,112,072	$2,560,555,109
Special revenue	990,554,737	176,960,005	143,041,079	63,174,059	1,133,595,816	240,134,064
Political subdivision	61,924,642	12,640,861	11,289,295	7,518,515	73,213,937	20,159,376
U.S. government	414,436,251	27,534,425	8,140,622	2,298,407	422,576,873	29,832,832
All other governments	50,447,574	9,101,628	17,529,981	5,146,102	67,977,555	14,247,730
Bank loans—unaffiliated	3,978,868	213,400	1,055,887	35,469	5,034,755	248,869
States, territories, and possessions	2,830,920	169,080	15,039,640	6,960,360	17,870,560	7,129,440
Hybrid securities	134,099,225	25,945,624	24,858,431	5,922,457	158,957,656	31,868,081

Total	$14,041,781,021	$2,013,410,107	$2,850,558,203	$890,765,394	$16,892,339,224	$2,904,175,501

	Less than One Year		One Year or More		Total
2021	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
Industries and miscellaneous	$3,562,152,285	$78,907,965	$412,093,061	$24,033,288	$3,974,245,346	$102,941,253
Special revenue	229,202,992	4,659,808	18,807,551	263,315	248,010,543	4,923,123
Political subdivision	17,537,438	918,142	—	—	17,537,438	918,142
Parent, subsidiary, and affiliate	—	—	3,859,639	74,157	3,859,639	74,157
U.S. government	97,524,974	706,389	—	—	97,524,974	706,389
All other governments	25,194,452	1,141,728	—	—	25,194,452	1,141,728
Bank loans—unaffiliated	6,198,270	35,311	—	—	6,198,270	35,311
States, territories, and possessions	21,997,657	209,562	—	—	21,997,657	209,562
Hybrid securities	33,680,753	396,396	—	—	33,680,753	396,396

Total	$3,993,488,821	$86,975,301	$434,760,251	$24,370,760	$4,428,249,072	$111,346,061

As described in Note 1, the Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. As of December 31, 2022,

755 securities were in an unrealized capital loss position one year or more with an average credit rating of Baa1 and were 96% investment grade. As of December 31, 2022, 2597 securities were in an unrealized capital loss position less than one year with an average credit rating of A3 and were 98% investment grade. Therefore, the Company does not believe the unrealized losses on investments represent an other-than-temporary impairment as of December 31, 2022.

Net realized capital losses for the years ended December 31, 2022 and 2021 include losses of $8,786,183 and $1,266,337, respectively, resulting from other-than-temporary declines in fair value of bonds or changes in expected cash flows, and are not included in the table above.

Proceeds and the gross realized capital gains (losses) from the sales or disposals of bonds and common stocks-unaffiliated resulting in gross realized capital gains (losses) for the years ended December 31, were as follows:

	2022	2021	2020
Proceeds from sales or disposals:
Bonds	$2,867,896,245	$2,351,748,498	$1,609,460,305

Common stocks—unaffiliated	$88,998,097	$67,890,942	$30,514,600

Net realized capital gain (loss):
Bonds:
Gross realized capital gain from sales or other disposals	$25,816,981	$70,621,153	$62,592,643
Gross realized capital loss from sales or other disposals	(52,017,812)	(9,902,296)	(9,698,518)
OTTI gain (loss)	(8,786,183)	(1,266,337)	(7,447,076)

Net realized capital gain (loss) of bonds	$(34,987,014)	$59,452,520	$45,447,049

Common stocks—unaffiliated:
Gross realized capital gain from sales or other	$6,448,796	$5,011,614	$4,162,166
Gross realized capital loss from sales or other	(1,419,664)	—	—
OTTI gain (loss)	(2,966,248)	—	—

Net realized capital gain of common stocks—unaffiliated	$2,062,884	$5,011,614	$4,162,166

Bond income due and accrued of $7,493,338 and $6,531,591 related to bonds in default was excluded from net investment income and amortization of IMR during the years ended December 31, 2022 and 2021, respectively.

Preferred Stocks—As of December 31, 2022, the Company held redeemable preferred stocks of four separate issuers with a total carrying value of $24,215,025 and a total fair value of $23,624,632. As of December 31, 2021, the Company held redeemable preferred stocks of four separate issuers with a total carrying value of $18,796,050 and a total fair value of $20,149,626.

As of December 31, 2022, the Company held perpetual preferred stocks of nine separate issuers with a total carrying value and a total fair value of $157,564,827. As of December 31, 2021, the Company held perpetual preferred stocks of seven separate issuers with a total carrying value of and a total fair value of $153,841,059. As of December 31, 2022 and 2021, the Company held a perpetual preferred stock with a single issuer and total fair value of $132,254,227 that is restricted from future sale due to the purchasing agreement.

There were no unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of redeemable or perpetual preferred stocks for the years ended December 31, 2022 and 2021.

Common Stocks-Unaffiliated—There was $2,966,248 unrealized capital losses and net realized capital losses resulting from other-than-temporary declines in fair value of common stocks-unaffiliated for the year ended December 31, 2022. There was no unrealized capital losses and no net realized capital losses resulting from other-than-temporary declines in fair value of common stocks-unaffiliated for the year ended December 31, 2021. Included within common stocks-unaffiliated as of December 31, 2022 and 2021 is FHLB capital stocks of $87,610,800 and $71,887,700, respectively. As of December 31, 2022 and 2021, $500,000 was classified as membership-class A stock and not eligible for redemption. There was activity FHLB capital stock of $87,110,400 and $71,387,700 which was classified as membership-class B stock as of December 31, 2022 and 2021, respectively. There was no excess membership-class A stock as of December 31, 2022 and 2021. There was excess membership-class B stock of $400 and no excess membership-class B stock, respectively, as of December 31, 2022 and 2021. As of December 31, 2022 and 2021, there were no other common stocks-unaffiliated with restrictions.

Mortgage Loans—The Company invests in mortgage loans collateralized principally by commercial real estate throughout the United States (“U.S.”). Mutual of Omaha and Companion participate in certain of the Company’s mortgage loans. During 2022, the minimum and maximum lending rates for new commercial mortgage loans were 1.51% and 5.78%, respectively. During 2022, the minimum and maximum lending rates for new mezzanine mortgage loans were 4.35%. During 2021, the minimum and maximum lending rates for commercial mortgage loans were 1.50% and 4.63%, respectively. During 2021, the minimum and maximum lending rates for new mezzanine mortgage loans were 4.44%. During 2022 and 2021, the maximum percentage of any one commercial loan to the value of the collateral security at the time of the loan, exclusive of insured guaranteed or purchase money mortgages was 77% and 96%, respectively. The maximum percentage of any one mezzanine loan to the value of the collateral security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75% and 31% as of December 31, 2022 and 2021, respectively.

The Company participates or is a co-lender in mortgage loan agreements with other lenders for commercial mortgage loans. These amounts were $457,638,842 and $536,565,907 as of December 31, 2022 and 2021, respectively. The Company was not subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2022.

The Company’s mortgage loan portfolio includes 50 and 51 loan originators as of December 31, 2022 and 2021, respectively. Mortgage loan participation purchased from one loan originator comprise of approximately 12% and 8% of the portfolio book value as of December 31, 2022 and 2021, respectively. The properties collateralizing mortgage loans are geographically dispersed throughout the U.S., with the largest concentration in California of approximately 23% of the portfolio book value as of December 31, 2022 and 2021.

Credit Quality Indicators—For purposes of monitoring the credit quality and risk characteristics, the Company considers the current debt service coverage, loan to value ratios, leasing status, average rollover, loan performance, guarantees, and current rents in relation to current markets. The debt service coverage ratio compares a property’s cash flow to amounts needed to service the principal and interest due under the loan. The credit quality indicators are updated annually or more frequently if conditions warrant based on the Company’s credit monitoring process. The Company monitors the credit quality for the insurance segment’s residential loans by reviewing payment activity monthly.

The recorded investment (defined as the aggregate unpaid principal balance adjusted for unamortized premium or discount) in commercial mortgage loans, by credit quality profile, as of December 31, was as follows:

	Debt Service Coverage Ratios
2022	>1.20x	1.00x-1.20x	<1.00x	Total
Loan—to—value ratios:
Less than 65%	$3,565,474,737	$83,793,206	$13,131,051	$3,662,398,994
65% to 75%	262,744,111	—	—	262,744,111
Greater than 75%	—	955,637	—	955,637

Total	$3,828,218,848	$84,748,843	$13,131,051	$3,926,098,742

	Debt Service Coverage Ratios
2021	>1.20x	1.00x-1.20x	<1.00x	Total
Loan—to—value ratios:
Less than 65%	$3,120,514,040	$107,776,770	$27,938,890	$3,256,229,700
65% to 75%	220,066,198	—	—	220,066,198
Greater than 75%	6,499,999	990,842	543,937	8,034,778

Total	$3,347,080,237	$108,767,612	$28,482,827	$3,484,330,676

Non-Accrual and Past Due Loans—All of the Company’s loans were in current status as of December 31, 2022 and 2021. The recorded investment for loans where the interest rate was reduced was $102,807,749 and $112,967,853 as of December 31, 2022 and 2021, respectively. For the year ended December 31, 2022, the number of loans impacted and the average interest rate reduction was 20 loans and 0.44%, respectively. For the year ended December 31, 2021, the number of loans impacted and the average interest rate reduction was 22 loans and 0.22%, respectively.

Restricted Assets—Information related to the Company’s investment in restricted assets as of December 31, was as follows:

			Percentage
2022	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$867,713,771	$867,713,771	2.59%	2.61%
Letter stocks or securities restricted as to sale—excluding FHLB capital stocks	132,254,227	132,254,227	0.39	0.40
FHLB capital stocks	87,610,800	87,610,800	0.26	0.26
On deposit with states	3,495,443	3,495,443	0.01	0.01
Pledged collateral to FHLB (including assets backing funding agreements)	3,721,432,280	3,721,432,280	11.10	11.20
Other	5,000	5,000	—	—

Total	$4,812,511,521	$4,812,511,521	14.35%	14.48%

			Percentage
2021	Gross Restricted Assets	Total Admitted Restricted Assets	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$785,380,289	$785,380,289	2.50%	2.52%
Letter stocks or securities restricted as to sale—excluding FHLB capital stocks	132,254,227	132,254,227	0.42	0.42
FHLB capital stocks	71,887,700	71,887,700	0.23	0.23
On deposit with states	3,448,676	3,448,676	0.01	0.01
Pledged collateral to FHLB (including assets backing funding agreements)	2,973,744,828	2,973,744,828	9.47	9.53

Total	$3,966,715,720	$3,966,715,720	12.63%	12.71%

Net Investment Income and Amortization of IMR—The sources of net investment income (loss) and amortization of IMR for the years ended December 31, were as follows:

	2022	2021	2020
Bonds	$812,362,957	$767,920,355	$739,260,371
Preferred stocks	1,921,513	1,239,842	1,339,670
Common stocks—affiliated	15,675,134	—	—
Mortgage loans	148,318,160	143,242,921	128,678,092
Real estate	18,748,800	18,702,732	18,334,191
Contract loans	12,334,865	15,852,335	12,476,324
Cash and cash equivalents	1,104,001	24,164	1,309,019
Short—term investments	3,467,105	4,192,848	7,050,658
Other invested assets	84,450,043	79,390,942	39,930,907
Derivative instruments	22,677,641	15,661,518	15,084,297
Other	1,123,266	4,303,648	5,207,327

Gross investment income	1,122,183,485	1,050,531,305	968,670,856
Amortization of IMR	9,698,246	10,212,783	4,806,029
Investment expenses	(43,302,326)	(38,052,182)	(44,267,316)

Net investment income and amortization of IMR	$1,088,579,405	$1,022,691,906	$929,209,569

3.	STRUCTURED SECURITIES

The carrying value and fair value of structured securities, by type, as of December 31, were as follows:

2022	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital loss	Fair Value
MBS:
Commercial	$833,202,906	$2,852,751	$85,890,302	$750,165,355
Residential	1,313,222,970	4,193,913	139,238,595	1,178,178,288

	2,146,425,876	7,046,664	225,128,897	1,928,343,643
Other ABS	3,140,514,639	1,514,467	237,089,046	2,904,940,060

Total	$5,286,940,515	$8,561,131	$462,217,943	$4,833,283,703

2021	Carrying Value	Gross Unrealized Capital Gain	Gross Unrealized Capital loss	Fair Value
MBS:
Commercial	$759,949,223	$49,350,428	$3,003,332	$806,296,319
Residential	909,849,337	53,300,014	2,697,650	960,451,701

	1,669,798,560	102,650,442	5,700,982	1,766,748,020
Other ABS	2,469,830,863	29,813,278	12,878,620	2,486,765,521

Total	$4,139,629,423	$132,463,720	$18,579,602	$4,253,513,541

Aging of unrealized capital losses on the Company’s structured securities as of December 31, was as follows:

	Less than One Year		One Year or More		Total
2022	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
MBS:
Commercial	$513,063,891	$52,108,422	$142,853,614	$33,781,881	$655,917,505	$85,890,303
Residential	932,725,284	109,096,917	93,138,689	30,141,677	1,025,863,973	139,238,594

	1,445,789,175	161,205,339	235,992,303	63,923,558	1,681,781,478	225,128,897
Other ABS	1,859,523,796	135,124,989	819,697,172	101,964,057	2,679,220,968	237,089,046

Total	$3,305,312,971	$296,330,328	$1,055,689,475	$165,887,615	$4,361,002,446	$462,217,943

	Less than One Year		One Year or More		Total
2021	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss
MBS:
Commercial	$165,101,255	$2,345,368	$12,627,719	$657,963	$177,728,974	$3,003,331
Residential	127,830,773	2,573,258	3,696,271	124,393	131,527,044	2,697,651

	292,932,028	4,918,626	16,323,990	782,356	309,256,018	5,700,982
Other ABS	1,084,966,612	11,059,481	123,427,087	1,819,139	1,208,393,699	12,878,620

Total	$1,377,898,640	$15,978,107	$139,751,077	$2,601,495	$1,517,649,717	$18,579,602

A portion of the Commercial and Residential MBS portfolios are backed by collateral guaranteed or insured by a government agency. As of December 31, 2022 and 2021, 57% and 69%, respectively, of the carrying value of Residential MBS portfolio was guaranteed by a government agency. As of December 31, 2022 and 2021, 39% and 48%, respectively, of the carrying value of Commercial MBS portfolio was guaranteed by a government agency.

There was no OTTI on loan-backed and structured securities related to the intent to sell, inability or lack of intent to hold for a period of time sufficient to recover the amortized cost basis during 2022 and 2021. All of the Company’s OTTI on loan-backed and structured securities during 2022 and 2021 were based on the present value of future cash flows expected to be less than amortized cost basis of the security as shown in the following table:

2022	Amortized Cost Basis Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost Basis After OTTI	Fair Value at the Date of Impairment	Date of Financial Statement Reported
CUSIP:
86709LAA4	$5,127,995	$4,913,272	$214,723	$4,913,272	$4,643,476	12/31/2022
543190AB8	9,411,403	9,074,459	336,944	9,074,459	9,005,437	12/31/2022
61767FAL5	1,472,098	1,371,575	100,523	1,371,575	1,371,575	12/31/2022
89177LAE3	11,001,425	10,814,663	186,762	10,814,663	10,162,005	12/31/2022

Total	$27,012,921	$26,173,969	$838,952	$26,173,969	$25,182,493

2021	Amortized Cost Basis Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost Basis After OTTI	Fair Value at the Date of Impairment	Date of Financial Statement Reported
CUSIP:
89175VAC7	$6,482,102	$6,433,788	$48,314	$6,433,788	$6,286,137	3/31/2021
12532CAC9	1,987,324	1,477,577	509,748	1,477,577	1,478,127	12/31/2021
55400EAC3	1,115,424	1,100,878	14,546	1,100,878	1,081,433	12/31/2021
61767FAL5	2,053,138	1,472,098	581,040	1,472,098	1,568,060	12/31/2021
64828MBB2	6,077,850	5,965,160	112,690	5,965,160	5,928,985	12/31/2021

Total	$17,715,838	$16,449,501	$1,266,338	$16,449,501	$16,342,742

The aggregate amount of prepayment penalties and acceleration fees in bonds, including loan-backed and structured securities, recognized in net investment income and amortization of IMR as of December 31, 2022 and 2021 was $12,597,990 and $39,508,252, from 34 and 126 CUSIPs, respectively.

4.	FAIR VALUE MEASUREMENTS

The categorization of fair value measurements determined on a recurring basis, by input level, as of December 31, was as follows:

	Quoted Prices in Active Markets for Identical Assets or liabilities	Significant Other Observable Inputs	Significant Unobservable Inputs
2022	(Level 1)	(Level 2)	(Level 3)	Total
U.S. corporate	$—	$—	$602,806	$602,806
Common stocks—unaffiliated	—	87,610,800	—	87,610,800
Securities lending and repurchase agreement cash collateral	867,713,771	—	—	867,713,771
Derivative assets	—	14,158,790	—	14,158,790
Asset—backed securities	—	—	408,423	408,423
All other governments	—	—	464,988	464,988
Preferred stocks	—	26,810,625	—	26,810,625
Securities lending and repurchase agreement cash collateral liability	(867 ,713,771)	—	—	(867 ,713,771)
Derivative cash collateral held liability	(224,892,000)	—	—	(224,892,000)

Total without separate accounts	(224,892,000)	128,580,215	1,476,217	(94,835,568)
Separate accounts	1,603,395,883	2,541,069,134	—	4,144,465,017

Total	$1,378,503,883	$2,669,649,349	$1,476,217	$4,049,629,449

	Quoted Prices in Active Markets for Identical Assets or liabilities	Significant Other Observable Inputs	Significant Unobservable Inputs
2021	(Level 1)	(Level 2)	(Level 3)	Total
State and political subdivisions securities	$—	$272,978	$—	$272,978
Common stocks—unaffiliated	4,077,511	71,887,700	—	75,965,211
Securities lending and repurchase agreement cash collateral	785,380,289	—	—	785,380,289
Derivative assets	—	20,682,577	—	20,682,577
Asset-backed securities	—	—	1,101,365	1,101,365
Commercial mortgage-backed securities	—	4,169,574	—	4,169,574
Preferred stocks	—	26,586,832	—	26,586,832
Securities lending and repurchase agreement cash collateral liability	(785,380,289)	—	—	(785,380,289)
Derivative cash collateral held liability	(79,402,000)	—	—	(79,402,000)

Total without separate accounts	(75,324,489)	123,599,661	1,101,365	49,376,537
Separate accounts	2,741,218,916	2,349,627,863	—	5,090,846,779

Total	$2,665,894,427	$2,473,227,524	$1,101,365	$5,140,223,316

A description of the significant inputs and valuation techniques used to determine fair value for level 2 and level 3 assets and liabilities on a recurring basis is as follows:

Level 2 Measurements

State and Political Subdivisions Securities—These securities are principally valued using the market approach, which uses prices and other relevant information generated by market transactions for similar assets. The valuation of these securities is based primarily on quoted prices in active markets, or through the use of matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread from the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Common Stocks-Unaffiliated—These FHLB capital stocks are only redeemable at par, so the fair value is presumed to be par.

Derivative Assets—These derivatives are principally valued using an income approach. The valuation of these securities is based on present value techniques, which utilize significant inputs that may include implied volatility, swap yield curve, LIBOR basis curves, and repurchase rates.

Commercial Mortgage Backed Securities—These securities are principally valued using the market approach or the income approach. The valuation of these securities is based primarily on matrix pricing or other similar techniques using standard market inputs, including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage rations, and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance, and vintage of loans.

Preferred Stocks—These securities are principally valued using the market approach. The valuation of these securities is based principally on observable inputs including quoted prices in markets that are not considered active.

Separate Accounts—Separate accounts are comprised primarily of common collective trusts which are valued based on independent pricing services and non-binding broker quotations. The pricing services, in general, employ a market approach to valuing portfolio investments using market prices from exchanges or matrix pricing when quoted prices are not available, and other relevant data inputs as necessary. When current market prices or pricing service quotations are not available, the trustees use contractual cash flows and other inputs to value the funds.

Level 3 Measurements

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are illiquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency to develop the valuation estimates, causing these investments to be classified in Level 3.

U.S. Corporate—These securities are principally valued using the market and income approaches with significant adjustments that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including additional spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency to develop the valuation estimates generally causing these investments to be classified in Level 3. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

Asset-Backed Securities and All Other Governments—These securities are principally valued using the market approach. The valuation of these securities is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations.

Net Transfers into and out of Level 3—During the year ended December 31, 2022, there were seven transfers into Level 3 and two transfers into/out of Level 3, respectively. During the year ended December 31, 2021, there was one transfer out of Level 3 and one transfer into/out of Level 3, respectively.

Changes in assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years ended December 31, were as follows:

	Balance Jan 1, 2022	Capital Gain (Loss) Included in Net Income (Loss)	Purchases	Sales	Settlements, Paydowns, and Amortization	Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance Dec 31, 2022
Asset—backed securities	$1,101,365	$2,403,305	$—	$(2,943,417)	$(152,830)	$—	$—	$408,423
All other governments	—	(938,497)	—	—	(1,117)	1,565,602	161,000	464,988
U.S. corporate	—	(4,056,702)	184,400	—	(14,108)	4,489,216	—	602,806

Total	$1,101,365	$(2,591,894)	$184,400	$(2,943,417)	$(168,055)	$6,054,818	$161,000	$1,476,217

	Balance Jan 1, 2021	Capital Gain (Loss) Included in Net Income (Loss)	Purchases	Sales	Settlements, Paydowns, and Amortization	Net Transfers Into Level 3	Net Transfers Out of Level 3	Balance Dec 31, 2021
Asset—backed securities	$—	$—	$—	$—	$(377,552)	$1,478,917	$—	$1,101,365

Fair Value of Financial Instruments—The carrying value, fair value, and fair value hierarchy level of the Company’s financial instruments as of December 31, were as follows:

2022	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$21,549,654,445	$18,718,983,093	$—	$17,035,856,230	$1,683,126,863	$—
Preferred stocks	$181,779,852	$181,189,459	$—	$48,935,232	$—	$132,254,227
Common stocks—unaffiliated	$97,271,900	$97,271,900	$—	$87,610,800	$—	$9,661,100
Mortgage loans	$3,926,098,742	$3,465,654,433	$—	$—	$3,465,654,433	$—
Other invested assets—surplus notes	$96,903,247	$67,625,395	$—	$67,625,395	$—	$—
Contract loans	$226,098,793	$226,098,793	$—	$—	$—	$226,098,793
Cash and cash equivalents	$(43,556,816)	$(43,559,945)	$(69,505,286)	$25,945,341	$—	$—
Short-term investments	$128,500,000	$128,500,000	$—	$128,500,000	$—	$—
Securities lending and repurchase agreement cash collateral	$867,713,771	$866,563,019	$866,563,019	$—	$—	$—
Other invested assets—derivative assets	$128,196,826	$213,447,533	$—	$213,447,533	$—	$—
Financial liabilities:
Deposit—type contracts	$5,810,471,738	$5,000,713,822	$—	$—	$5,000,713,822	$—
Securities lending and repurchase agreement cash collateral liability	$867,713,771	$866,563,019	$866,563,019	$—	$—	$—
Other liabilities—derivative cash collateral	$224,892,000	$224,892,000	$224,892,000	$—	$—	$—
Other liabilities—derivative liabilities	$10,415,084	$(1,752,753)	$—	$(1,752,753)	$—	$—
Borrowings	$117,158,085	$117,158,085	$117,158,085	$—	$—	$—

2021	Carrying Value	Fair Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Financial assets:
Bonds	$19,120,145,667	$20,544,368,829	$—	$18,471,818,797	$2,072,550,032	$—
Preferred stocks	$172,637,109	$173,990,685	$—	$41,736,458	$—	$132,254,227
Common stocks—unaffiliated	$85,626,311	$85,626,311	$4,077,511	$71,887,700	$—	$9,661,100
Mortgage loans	$3,484,330,676	$3,657,932,699	$—	$—	$3,657,932,699	$—
Other invested assets—surplus notes	$67,940,548	$70,120,610	$—	$70,120,610	$—	$—
Contract loans	$202,972,259	$202,972,259	$—	$—	$—	$202,972,259
Cash and cash equivalents	$(30,401,296)	$(30,401,296)	$(30,401,296)	$—	$—	$—
Short-term investments	$326,675,000	$326,675,000	$—	$326,675,000	$—	$—
Securities lending and repurchase agreement cash collateral	$785,380,289	$785,380,289	$785,380,289	$—	$—	$—
Other invested assets—derivative assets	$55,424,847	$79,495,362	$—	$79,495,362	$—	$—
Financial liabilities:
Deposit—type contracts	$4,715,196,623	$4,703,193,983	$—	$—	$4,703,193,983	$—
Securities lending and repurchase agreement cash collateral liability	$785,380,289	$785,380,289	$785,380,289	$—	$—	$—
Other liabilities—derivative cash collateral	$79,402,000	$79,402,000	$79,402,000	$—	$—	$—
Other liabilities—derivative liabilities	$30,442,567	$7,507,984	$—	$7,507,984	$—	$—
Borrowings	$302,598,344	$303,096,047	$282,076,176	$21,019,871	$—	$—

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds—Fair values for bonds, including loan-backed securities, are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.

Preferred Stocks—Fair values for preferred stocks are based on market value, where available. For preferred stocks for which market values are not available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date. It is not practicable to measure the fair value in certain private preferred stocks and the carrying value approximates fair value.

Common Stocks-Unaffiliated—These securities are principally valued using the market approach. The valuation of these securities is based principally on observable inputs including quoted prices in active markets. It is not practicable to measure the fair value in certain common stocks-unaffiliated when using the equity method and when measuring fair value in certain private stock.

Mortgage Loans—Fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

Other Invested Assets-Surplus Notes—Fair values for other invested assets-surplus notes are based on quoted market prices for similar assets.

Contract Loans—Contract loans are stated at the aggregate unpaid balance plus any accrued interest which is 90 days or more past due. It is not practicable to determine fair value as contract loans are often repaid by reducing the policy benefits and have variable maturity dates. As of December 31, 2022 and 2021, the effective interest rate was 6.06% and 6.26%, respectively.

Cash and Cash Equivalents—The carrying value for cash and other cash equivalents approximates fair value.

Short-Term Investments—Fair values for short-term investments includes public bonds and short-term revolvers. The public bonds are valued using a discounted cash flow methodology using standard market observable inputs, and inputs derived from, or corroborated by, market observable data, including the market yield curve, duration, call provisions, observable prices, and spreads for similar publicly traded issues that incorporate the credit quality and industry sector of the issuer. The carrying value of short-term revolvers approximates fair value.

Securities Lending and Repurchase Agreement Cash Collateral, Other Liabilities-Derivative Cash Collateral, and Securities Lending and Repurchase Agreement Cash Collateral Liability—Comprised of U.S. Direct Obligation/Full Faith and Credit Exempt money market instruments, commercial paper, cash, and all highly-liquid debt securities purchased with an original maturity of less than three months. The money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. If public quotations are not available for commercial paper or debt securities, because of the highly-liquid nature of these assets, the carrying amount may be used to approximate fair value.

Other Invested Assets-Derivative Assets and Other Liabilities-Derivative Liabilities—These derivatives are principally valued using an income approach. The valuation of these securities is based on present value techniques and option pricing models, which utilize significant inputs that may include implied volatility, the swap yield curve, LIBOR basis curves, and repurchase rates.

Deposit-Type Contracts—Fair values of guaranteed interest contracts, annuities, and supplementary contracts without life contingencies in payout status are estimated by calculating an average present value of expected cash flows over a broad range of interest rate scenarios using the current market risk-free interest rates adjusted for spreads required for publicly traded bonds issued by comparably rated insurers. The carrying value for all other deposit-type contracts approximates fair value.

Borrowings—Fair values of long-term FHLB borrowings are estimated by discounting expected future cash flows using current interest rates for debt with comparable terms. Fair values of other borrowings are deemed to be the same as the carrying values.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The following table summarizes the Company’s derivative financial instruments as of December 31:

2022	Notional Amount	Credit Exposure	Carrying Value		Fair Value
			Assets	Liabilities	Assets	Liabilities
Foreign currency swaps	$1,655,510,249	$26,048,884	$114,038,036	$10,415,084	$199,288,743	$(1,752,753)
Purchase options—other call options and warrants	497,284,329	—	14,158,790	—	14,158,790	—

Total	$2,152,794,578	$26,048,884	$128,196,826	$10,415,084	$213,447,533	$(1,752,753)

2021	Notional Amount	Credit Exposure	Carrying Value		Fair Value
			Assets	Liabilities	Assets	Liabilities
Foreign currency swaps	$1,304,900,552	$20,416,138	$34,742,270	$30,442,567	$58,812,785	$7,507,984
Purchase options—other call options and warrants	405,451,850	—	20,682,577	—	20,682,577	—

Total	$1,710,352,402	$20,416,138	$55,424,847	$30,442,567	$79,495,362	$7,507,984

The changes in value of derivatives for the years ended December 31, were reported on the statutory financial statements as follows:

2022	Unassigned Surplus	Net Realized Capital Gain (Loss)	Net Investment Income
Foreign currency swaps	$99,370,050	$3,488,845	$22,677,641
Purchase optionso—ther call options and warrants	(17,731,769)	(5,953,923)	—

Total	$81,638,281	$(2,465,078)	$22,677,641

2021	Unassigned Surplus	Net Realized Capital Gain (Loss)	Net Investment Income
Foreign currency swaps	$51,025,619	$(1,765,920)	$15,796,160
Purchase options—other call options and warrants	2,102,201	8,270,878	—

Total	$53,127,820	$6,504,958	$15,796,160

2020	Unassigned Surplus	Net Realized Capital Gain (Loss)	Net Investment Income
Foreign currency swaps	$(68,073,353)	$1,477,620	$15,206,402
Purchase options—other call options and warrants	1,626,010	3,327,727	—

Total	$(66,447,343)	$4,805,347	$15,206,402

Certain of the Company’s derivative instruments contain provisions requiring collateral against fair value subject to minimum transfer amounts. The aggregate fair value of all the derivative instruments with collateral features resulted in a net asset of $215,200,285 and $71,987,379 as of December 31, 2022 and 2021, respectively. The Company did not pledge collateral as of December 31, 2022 or 2021. The Company was holding $224,892,000 and $79,402,000 of cash collateral reflected as assets within the statutory financial statements as of December 31, 2022 and 2021, respectively.

6.	INCOME TAXES

The Company is part of an affiliated group of corporations that files a consolidated U.S. Corporate Income Tax Return. As of December 31, 2022, the Company’s federal income tax return was consolidated with the following affiliates: Mutual of Omaha; Mutual DMLT Trust; Mutual of Omaha Holdings and its subsidiaries; Omaha Medicare Advantage; OFHI and certain of its subsidiaries including MCDC; Mutual of Omaha Mortgage and its subsidiary Review Counsel; Omaha Health; Omaha Supplemental; Companion; Medicare Advantage Company; Mutual Structured Settlement; Omaha Re; United DMLT Trust; and United World. The Company also files state income tax returns in certain jurisdictions.

Federal income tax is allocated between the members of the consolidated return pursuant to a written agreement approved by the Board of Directors. The Company’s provision for federal income tax incurred is based on a separate return calculation wherein the current tax benefit for net operating losses, capital losses, charitable contributions, and credits are not included until such would have been recognized on a separate return basis.

There were no deposits reported as admitted under Section 6603 of the Internal Revenue Service Code as of December 31, 2022 and 2021.

Federal and foreign income tax (benefit) incurred for the years ended December 31, consisted of the following major components:

	2022	2021	2020
Current federal income tax (benefit)	$69,550,036	$(14,374,035)	$70,484,494
Current foreign income tax (benefit)	10,000	270,000	854,000

Federal and foreign income tax (benefit)	69,560,036	(14,104,035)	71,338,494
Federal income tax (benefit) on net realized capital gain (loss)	(5,386,552)	19,766,770	15,768,882

Total federal and foreign income tax (benefit)	64,173,484	5,662,735	87,107,376
Change in net deferred income tax (benefit)	(75,274,509)	(7,130,401)	(33,572,888)

Total federal and foreign income tax (benefit) incurred	$(11,101,025)	$(1,467,666)	$53,534,488

Reconciliations between federal and foreign income tax (benefit) based on the federal corporate income tax rate and the effective tax rate for the years ended December 31, were as follows:

	2022	2021	2020
Net income (loss) from operations before federal and foreign income tax (benefit) and net realized capital gain (loss)	$119,010,610	$(46,327,896)	$154,901,975
Net realized capital gain (loss) before federal and foreign income tax (benefit) and transfers to (from) IMR	(63,755,403)	70,892,212	53,120,945

Total pre—tax income (loss)	55,255,207	24,564,316	208,022,920
Statutory tax rate	21%	21%	21%

Expected federal and foreign income tax (benefit) incurred	11,603,593	5,158,506	43,684,813
Prior year adjustments	(2,187,558)	(1,792,482)	1,166,077
Dividends received deduction	(4,745,780)	(1,314,705)	(1,462,867)
Amortization and release of IMR	(1,649,147)	(2,179,314)	(1,800,615)
Nonadmitted tax assets in surplus	(3,356,110)	(3,827,089)	(4,116,996)
Reserve adjustments to surplus	(4,555,731)	6,607,329	2,311,525
Adjustments to ceding commissions	(5,836,038)	(3,781,975)	13,639,235
LIHTC investments net of amortization	(729,249)	(656,080)	(519,624)
Other	354,995	318,144	632,940

Total federal and foreign income tax (benefit) at effective tax rate	$(11,101,025)	$(1,467,666)	$53,534,488

There were no net operating loss carryforwards, as of December 31, 2022.

The following income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

Ordinary	Capital	Total	Year
XXX	$—	$—	2022
XXX	34,347,087	34,347,087	2021
XXX	18,912,496	18,912,496	2020

XXX	$53,259,583	$53,259,583

As of December 31, 2022, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within twelve months of the reporting date.

The components of DTA and DTL as of December 31, were as follows:

	2022
	Ordinary	Capital	Total
Gross DTA	$429,152,334	$12,380,190	$441,532,524
Nonadmitted DTA	(182,699,116)	—	(182,699,116)

Net admitted DTA	246,453,218	12,380,190	258,833,408
DTL	(75,269,715)	(60,495,927)	(135,765,642)

Net DTA (DTL)	$171,183,503	$(48,115,737)	$123,067,766

	2021
	Ordinary	Capital	Total
Gross DTA	$377,625,157	$10,382,099	$388,007,256
Nonadmitted DTA	(103,575,346)	—	(103,575,346)

Net admitted DTA	274,049,811	10,382,099	284,431,910
DTL	(95,512,833)	(74,654,799)	(170,167,632)

Net DTA (DTL)	$178,536,978	$(64,272,700)	$114,264,278

The Company has admitted DTAs as of December 31, as follows:

	2022
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$11,165,632	$11,165,632

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	$111,902,134	$—	$111,902,134

1. Adjusted gross DTA expected to be realized following the balance sheet date	$111,902,134	$—	$111,902,134
2. Adjusted gross DTA allowed per limitation threshold	N/A	N/A	275,523,218
Adjusted gross DTA that can be offset against DTL	134,551,084	1,214,558	135,765,642

DTA admitted as the result of application of SSAP No. 101	$246,453,218	$12,380,190	$258,833,408

	2021
	Ordinary	Capital	Total
Federal income tax paid in prior years recoverable through loss carrybacks	$—	$10,194,116	$10,194,116

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	$104,070,162	$—	$104,070,162

1. Adjusted gross DTA expected to be realized following the balance sheet date	$104,070,162	$—	$104,070,162
2. Adjusted gross DTA allowed per limitation threshold	N/A	N/A	266,108,406
Adjusted gross DTA that can be offset against DTL	169,979,649	187,983	170,167,632

DTA admitted as the result of application of SSAP No. 101	$274,049,811	$10,382,099	$284,431,910

The authorized control level risk-based capital (“RBC”) ratio percentages used to determine recovery period and threshold limitation amounts were 701% and 767% as of December 31, 2022 and 2021, respectively. The amounts of adjusted capital and surplus used to determine recovery period and threshold limitations were $2,150,546,851 and $2,154,335,066 as of December 31, 2022 and 2021, respectively.

The impact of tax planning strategies as of December 31, 2022, was as follows:

	Ordinary	Capital	Total
Adjusted gross DTAs	$429,152,334	$12,380,190	$441,532,524
Percentage of total adjusted gross DTAs	0.0%	66.3%	66.3%
Net admitted adjusted gross DTAs	$246,453,218	$12,380,190	$258,833,408
Percentage of total net admitted adjusted gross DTAs	0.0%	66.3%	66.3%

The Company’s tax planning strategy did not include reinsurance.

The tax effects of temporary differences that give rise to significant portions of the DTA and DTL as of December 31, were as follows:

	2022	2021	Change
DTA:
Ordinary:
Policy reserves	$174,127,665	$152,129,313	$21,998,352
Deferred acquisition costs	221,906,786	195,142,172	26,764,614
Fixed assets	1,459,936	–	1,459,936
Compensation and benefit accruals	4,988,255	5,187,034	(198,779)
Nonadmitted assets	24,938,778	21,607,179	3,331,599
Other	1,730,914	3,559,459	(1,828,545)

Subtotal	429,152,334	377,625,157	51,527,177
Nonadmitted DTA	(182,699,116)	(103,575,346)	(79,123,770)

Admitted ordinary DTA	246,453,218	274,049,811	(27,596,593)

Capital:
Investments	12,380,190	10,382,099	1,998,091

Admitted capital DTA	12,380,190	10,382,099	1,998,091

Admitted DTA	258,833,408	284,431,910	(25,598,502)

DTL:
Ordinary:
Investments	(13,944,701)	(16,183,323)	2,238,622
Fixed assets	–	(5,299,994)	5,299,994
Policy reserves	(41,155,206)	(55,128,820)	13,973,614
Advanced commissions	(20,022,373)	(18,839,064)	(1,183,309)
Other	(147,435)	(61,632)	(85,803)

Subtotal	(75,269,715)	(95,512,833)	20,243,118

Capital:
Investments	(60,485,855)	(74,483,581)	13,997,726
Real estate	(10,072)	(171,218)	161,146

Subtotal	(60,495,927)	(74,654,799)	14,158,872

DTL	(135,765,642)	(170,167,632)	34,401,990

Net admitted DTA	$123,067,766	$114,264,278	$8,803,488

The Company’s deferred tax liability does not include a deferred tax liability for investment in subsidiaries.

The change in net deferred income tax (benefit), exclusive of nonadmitted assets reported separately from the change in net deferred income tax (benefit) in surplus, during the years ended December 31, was comprised of the following:

	2022	2021	Change
DTA	$441,532,524	$388,007,256	$53,525,268
DTL	(135,765,642)	(170,167,632)	34,401,990

Net DTA	$305,766,882	$217,839,624	87,927,258

Tax effect of unrealized capital gain (loss)			(12,652,749)

Change in net deferred income tax (benefit)			$75,274,509

	2021	2020	Change
DTA	$388,007,256	$387,101,582	$905,674
DTL	(170,167,632)	(142,213,875)	(27,953,757)

Net DTA	$217,839,624	$244,887,707	(27,048,083)

Tax effect of unrealized capital gain (loss)			34,178,484

Change in net deferred income tax (benefit)			$7,130,401

7.	RELATED PARTY INFORMATION

The Company’s investments in non-insurance subsidiary, controlled, or affiliated entities’ (“SCA”), as of December 31, were as follows:

	2022		2021
	Admitted	Nonadmitted	Admitted	Nonadmitted
Fulcrum	$10,358,058	$—	$59,343,673	$—
MOOF Fund	$194,975,855	$—	$169,501,575	$—
Earnest SLR Trust	$—	$—	$3,933,796	$—
MGG Fund	$12,108,332	$—	$—	$—
Legacy Trust	$834,793	$—	$3,573,757	$—
MHEG Fund	$11,960,709	$—	$13,511,408	$—
Boston Fund	$30,424,936	$—	$33,559,753	$—
Mutual of Omaha Mortgage	$128,500,000	$—	$246,175,000	$—
DMLT Trust	$169,621,119	$—	$149,852,099	$—
United DMLT Trust	$1,713,344	$—	$1,513,658	$—
Cloverlay	$22,486,242	$—	$11,023,116	$—
EMLT-U	$26,261,431	$—	$—	$—

The audited statutory surplus of the Company’s wholly owned insurance SCA, Omaha Re, reflects a departure from the NAIC SAP for a prescribed practice from the NDOI, which requires an excess of loss asset to be recorded as an admitted asset. The Company, however, has adjusted the investment in Omaha Re to be consistent with NAIC SAP, which does not allow the excess of loss asset to be an admitted asset.

The Company has an investment in a New York domiciled insurance SCA, Companion for which the audited statutory surplus and income reflect a departure from NAIC SAP for accounting practices prescribed or permitted by the New York State Department of Financial Services. The differences primarily relate to reserve valuations under New York Circular Letter 11 and NAIC Actuarial Guideline 38 and VM-30/ New York Regulation 147 and 126-NY DFS Special Considerations. In 2022, this increased net income by $4,803,998 and decreased surplus $15,164,743. In 2021, this decreased net income by $27,729,785 and decreased surplus $19,968,741. The Company’s investment in Companion was $80,273,717 and $75,905,190 at December 31, 2022 and 2021, respectively. The investment would have been $95,438,460 and $95,873,931 at December 31, 2022 and 2021, respectively, without the prescribed or permitted practices. The RBC of Companion would not have triggered a regulatory event had it not used the prescribed or permitted practice above.

Effective March 25, 2022, the Company entered into a $250,000,000 bilateral unsecured revolving credit note from Mutual of Omaha. As of December 31, 2022 and 2021, there were no outstanding borrowings under this agreement.

The Company has the following borrowing agreements available to affiliates as of December 31, 2022, which are substantially similar to the agreements held in the prior year. All of the outstanding borrowings due to the Company are included in short-term investments on the statutory statements of admitted assets, liabilities, and surplus.

2022						2021
Borrowing	Date	Type of	Interest	Maximum	Amount	Amount
Company	Issued	Borrowing	Rates	Borrowing	Outstanding	Outstanding
Mutual of Omaha	03/25/2022	Bilateral unsecured revolving credit	0.19%-4.43%	$500,000,000	$—	$80,500,000
* Mutual of Omaha Mortgage	10/28/2022	Secured warehouse line agreement	1.90%-6.26%	$400,000,000	$78,500,000	$203,175,000
Mutual of Omaha Mortgage	10/21/2022	Unsecured demand revolving credit	0.19%-4.43%	$50,000,000	$50,000,000	$43,000,000
** Medicare Advantage Company	08/24/2021	Unsecured demand revolving credit	0.19%-2.40%	$30,000,000	$—	$—

*	Note rate is based on one-month Term SOFR plus a spread instead of one-month LIBOR plus a spread, otherwise substantially similar to the agreement held in the prior year.
**	Note expired August 23, 2022 and was not renewed.

The Company had the following cash transactions with affiliates during the years ended December 31:

	Purchase	Capital Contribution Received (Paid)	Return of Capital Received (Paid)	Dividend Received (Paid) /Income	Affiliate
2022
June 22	$—	$—	$8,800,000	$—	Omaha Re
December 9	—	—	97,324,866	15,675,134	Omaha Re
December 27	—	—	3,700,000	—	Medicare Advantage Company

Total	$—	$—	$109,824,866	$15,675,134

	Purchase	Capital Contribution Received (Paid)	Return of Capital Received (Paid)	Dividend Received (Paid) /Income	Affiliate
2021
February 1	$—	$(10,000,000)	$—	$—	* Companion
Q3—Q4	147,763,104	—	—	—	DMLT Trust
September 20	—	—	12,000,000	—	Omaha Re
December 20	—	—	11,000,000	—	Omaha Re

Total	$147,763,104	$(10,000,000)	$23,000,000	$—

	Purchase	Capital Contribution Received (Paid)	Return of Capital Received (Paid)	Dividend Received (Paid) /Income	Affiliate
2020
December 31	$—	$(10,000,000)	$—	$—	* Companion

*	The Company recorded a capital contribution as a payable to Companion as of December 31, 2020, which was subsequently settled in cash February 1, 2021.

The Company is a member of a controlled group of companies and as such its results may not be indicative of those if it were to be operated on a stand-alone basis. Any amounts due to or from each affiliated company are presented on a net basis in the statutory financial statements.

Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, will make available to each other the services of certain employees, specialists, professionals, skill and experienced administrators, and specialized equipment as needed. The services made available under the agreement, may include, but are not limited to human resources, facilities, print and mail, payroll, finance and accounting, treasury and investments, internal audit, compliance, information technology infrastructure and personnel, marketing, legal, corporate services, broker dealer and investment advisory services, and other services as determined by the parties. Most of the expenses related to these services were paid by Mutual of Omaha and subject to allocation among Mutual of Omaha and its subsidiaries. Management believes the measures used to allocate expenses provide a reasonable allocation that conforms to NAIC guidelines. Additionally, certain amounts are paid or collected by Mutual of Omaha, on behalf of the Company, are generally usually settled within 30 days. Amounts due for these services are included in payable to parent, subsidiaries, and affiliates-net on the statutory statements of admitted assets, liabilities, and surplus.

Certain amounts paid or collected by Mutual of Omaha, on behalf of the Company, are generally settled within 30 days. The net intercompany payments to affiliates were $1,951,920,642 and $1,755,162,697 for the years ended December 31, 2022 and 2021, respectively.

8.	BORROWINGS AND SECURITIES LENDING

A summary of the Company’s borrowings outstanding as of December 31, was as follows:

	2022		2021
	Interest Rates	Amount Outstanding	Amount Outstanding
Federal Home Loan Bank line of credit	4.48%	$116,895,900	$282,047,900
Federal Home Loan Bank advances due in 2023	0.37	—	5,000,000
Federal Home Loan Bank advances due in 2024	5.03	—	15,454,535
Federal Home Loan Bank line of credit—accrued interest due in 2023 and 2022, respectively	Variable	262,185	95,909
Securities lending	N/A	867,713,771	785,380,289

Total		$984,871,856	$1,087,978,633

FHLB—The Company is a member of the FHLB of Topeka. The Company has an agreement with the FHLB under which the Company pledges FHLB approved collateral in return for extensions of credit. It is part of the Company’s strategy to utilize these funds for operations or other long-term projects.

Balances outstanding under this agreement are included in borrowing and securities lending on the statutory statements of admitted assets, liabilities, and surplus. The Company holds FHLB stock as part of the borrowing agreement, which is included in common stocks-unaffiliated included on the statutory statements of admitted assets, liabilities, and surplus. Through its membership, the Company has also entered into funding agreement contracts with the FHLB that are used as part of the Company’s interest spread strategy. The Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with other deposit-type contracts. The Company and Mutual of Omaha have been authorized by their Boards of Directors to obtain extensions of credit under their agreements with the FHLB on a combined basis in an amount not to exceed $2,500,000,000. Of that amount, up to $400,000,000 may be provided through a secured warehouse line agreement to its mortgage origination affiliate. As of December 31, 2022, the Company has no long-term outstanding borrowings and $116,895,900 short-term outstanding borrowings from the FHLB. As of December 31, 2021, the Company has $15,454,535 long-term outstanding borrowings and $287,047,900 short-term outstanding borrowings from the FHLB.

The general account collateral pledged to FHLB as of December 31, was as follows:

	2022	2021
Fair value	$3,283,257,570	$3,138,346,042
Carrying value	$3,721,432,280	$2,973,744,828
Aggregate total borrowing	$1,946,895,900	$1,597,502,435

The general account maximum collateral pledged during the years ended December 31, was as follows:

	2022	2021
Fair value	$3,306,755,885	$3,138,346,042
Carrying value	$3,725,998,958	$2,973,744,828
Amount borrowed at time of maximum collateral	$2,135,960,800	$1,597,502,435

The general account amount borrowed from FHLB as of December 31, was as follows:

	2022	2021
Debt	$116,895,900	$302,502,435
Funding agreements	1,830,000,000	1,295,000,000

Aggregate total	$1,946,895,900	$1,597,502,435

The maximum amount of general account aggregate borrowings from FHLB during the years ended December 31, was as follows:

	2022	2021
Debt	$305,960,800	$743,261,345
Funding agreements	1,830,000,000	1,297,000,000

Aggregate total	$2,135,960,800	$2,040,261,345

As of December 31, the funding agreement contracts mature as follows:

2022
2023	$385,000,000
2024	471,000,000
2025	95,000,000
2026	501,000,000
2027	170,000,000
2028	141,000,000
2029	67,000,000

Total	$1,830,000,000

As of December 31, 2022, funding agreements were subject to prepayment penalties. As of December 31, 2021, the debt and funding agreements were subject to prepayment penalties.

Transfer and Servicing of Financial Assets—The Company has an agreement to sell and repurchase securities. The fair value and cash collateral liability of securities on loan as of December 31, were as follows:

	2022		2021
	Fair Value	Collateral Liability	Fair Value	Collateral Liability
Securities lending	$831,447,478	$867,713,771	$745,579,971	$766,134,943
Bilateral repurchase lending	—	—	19,612,500	19,245,346

Total securities on loan	$831,447,478	$867,713,771	$765,192,471	$785,380,289

The transfers of financial assets accounted for as secured borrowings as of December 31, were as follows:

	2022	2021
Assets:
Cash	$111,002,337	$69,999,409
Cash equivalents	362,201,257	283,856,956
Short—term investments	102,686,862	240,027,974
Bonds	291,823,315	191,495,950

Total securities lending cash collateral	$867,713,771	$785,380,289

Liabilities:
Securities lending cash collateral	$867,713,771	$785,380,289

The Company has accepted collateral that it is permitted to sell or repledge under the Company’s security lending program. The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher-yielding securities than the securities which the Company has lent to other entities under the arrangement. The fair value of the Company’s contractually obligated collateral positions, securities which the borrower may request the return on demand, as of December 31, were as follows:

	2022	2021
30 days or less	$306,111,141	$294,982,970
31 to 60 days	135,655,325	49,354,682
61 to 90 days	17,471,061	130,684,390
Greater than 90 days	407,325,492	310,398,108

Total collateral received	$866,563,019	$785,420,150

The amortized cost and fair value of the Company’s collateral reinvested under the Company’s security lending program as of December 31, were as follows:

	Amortized	Fair
2022	Cost	Value
Less than 30 days	$306,117,627	$306,111,141
31 to 60 days	135,656,153	135,655,325
61 to 90 days	17,467,644	17,471,061
91 to 120 days	47,961,167	47,920,044
121 to 180 days	73,370,313	73,377,942
181 to 365 days	185,813,124	185,726,633
1 to 2 years	84,328,788	83,492,098
2 to 3 years	12,950,579	12,768,214
Greater than 3 years	4,048,376	4,040,561

Total collateral reinvested	$867,713,771	$866,563,019

	Amortized	Fair
2021	Cost	Value
Less than 30 days	$294,982,970	$294,982,970
31 to 60 days	49,351,109	49,354,682
61 to 90 days	130,684,390	130,684,390
91 to 120 days	12,698,409	12,698,354
121 to 180 days	53,560,602	53,560,602
181 to 365 days	112,014,154	112,032,398
1 to 2 years	63,897,370	63,876,061
2 to 3 years	17,713,860	17,696,133
Greater than 3 years	50,477,425	50,534,560

Total collateral reinvested	$785,380,289	$785,420,150

The Company has securities of $866,563,019 and $785,420,150 at fair value in response to the possible $833,424,019 and $785,570,228 collateral that could be called within one day’s notice as of December 31, 2022 and 2021, respectively. Excess liquidity at the enterprise level would be used to fulfill any remaining obligation due to the Company’s lending/repurchase counterparties. Of the collateral received, the Company has $101,327,743 in collateral for securities lending that extended beyond one year from December 31, 2022.

The maximum amount and ending balance for repurchase agreements accounted for as secured borrowings, by maturity, during the years ended December 31, were as follows:

	2022	2021
Maximum amount:
Overnight	$64,966,250	$33,801,500
1 week to 1 month	$—	$26,830,066
Ending balance:
Overnight	$—	$19,250,000
1 week to 1 month	$—	$—

The maximum amount and ending balance for securities sold under repurchase agreements accounted for as secured borrowings, during the years ended December 31, were as follows:

	2022	2021
Maximum amount:
Carrying value	$63,330,207	$55,477,758
Fair value	$65,582,403	$61,259,155
Ending balance:
Bonds—NAIC 1:
Carrying value	$—	$17,741,830
Fair value	$—	$19,612,500

The maximum amount and ending balance of cash collateral received was $64,966,250 and there was no liability to return collateral as of December 31, 2022. The maximum amount and ending balance of cash collateral received and liability to return collateral under secured borrowings was $60,631,566 and $19,250,000 as of December 31, 2021, respectively. All cash collateral was not NAIC rated with overnight and continuous remaining contractual maturity as of December 31, 2022 and there was no non-cash collateral received under such transactions as of December 31, 2022 and 2021.

The Company had no outstanding repurchase agreements as of December 31, 2022. The Company’s amortized cost and fair value of the allocation of aggregate collateral reinvested under repurchase agreements, by remaining contractual maturity, as of December 31, 2021, was as follows:

	Amortized	Fair
	Cost	Value
30 days or less	$7,228,408	$7,228,408
31 to 60 days	1,209,324	1,209,411
61 to 90 days	3,202,355	3,202,355
91 to 120 days	311,168	311,167
121 to 180 days	1,312,475	1,312,475
181 to 365 days	2,744,850	2,745,297
1 to 2 years	1,565,773	1,565,250
2 to 3 years	434,069	433,635
Greater than 3 years	1,236,924	1,238,324

Total collateral reinvested	$19,245,346	$19,246,322

9.	REINSURANCE

The Company has reinsurance agreements with affiliate entities. The Company assumes certain group and individual life insurance from Companion. The Company cedes certain individual life insurance to Omaha Re and cedes certain individual health insurance to Mutual of Omaha.

Scottish Re (U.S.) (“SRUS”) is a reinsurer of the Company on four ceded individual life reinsurance contracts. SRUS was ordered into receivership for the purposes of rehabilitation effective March 6, 2019, in the state of Delaware. As of December 31, 2022, there is not an approved rehabilitation plan in place. Management has estimated a range of potential loss based on current information available and has estimated $4,400,000 to be uncollectible.

The Company did not enter into any new reinsurance agreements with third-party reinsurers during the years ended December 31, 2022 or 2021.

During 2020, the Company entered into a reinsurance agreement with a third-party reinsurer to reinsure certain universal life contracts with secondary guarantees. The reinsurance was on a 35% quota share coinsurance and 65% yearly renewable term (“YRT”) basis. The coinsurance cession is secured by 10% funds withheld supported by the Company’s general account assets. During the first fifteen years of the agreement, amounts paid quarterly are subject to an experience refund provision under which the excess premiums paid over claim losses incurred are refunded to the Company. Any losses paid that exceeded premiums during a quarter are recoverable by the reinsurer from future experience refunds.

The Company’s significant financial impacts of the 2020 reinsurance arrangement, upon execution, were as follows:

Statutory statements of operations:
Decrease in net premiums and annuity considerations	$131,833,000
Decrease in net change in reserves	$131,833,000
Increase in commissions and expense allowances on reinsurance ceded	$24,916,000
Statutory statements of admitted assets, liabilities, and surplus:
Decrease in reserves for policy and contract claims—life	$131,833,000
Increase in funds held under reinsurance treaties with unauthorized and certified reinsurers	$13,183,000

During 2010, the Company entered into a reinsurance agreement with Omaha Re to cede certain term and universal life policies issued by the Company. The agreement covers policies issued from January 1, 2003 through September 30, 2013. A second reinsurance agreement with Omaha Re was executed in 2016 and amended in 2017, ceding certain term life insurance policies issued from October 1, 2013 through December 31, 2017. The 2017 amendment allows for certain term policies issued through December 31, 2019 to be ceded subject to certain limits. Both agreements provide coinsurance to the Company on an indemnity basis for all liabilities arising from the life insurance policies covered under each agreement and are accounted for on a funds withheld basis. There were no amendments to the agreement with Omaha Re during 2022 or 2021.

The current agreement complies with NAIC Actuarial Guideline XLVIII (“AG48”). This agreement cedes policies that meet the definition of Covered Policies as that term is defined in Section 4 of AG48. Funds consisting of Primary Security, in an amount at least equal to the Required Level of Primary Security, are held by the Company on a funds withheld basis. Funds consisting of Other Security, in an amount equal to the portion of the statutory reserves as to which Primary Security is not held, are held on behalf of the Company as security as part of the reinsurance arrangement.

Deferred gains are amortized into operations as earnings emerge from the business reinsured. During 2022, 2021, and 2020, the Company amortized $27,790,659, $17,489,778, and $28,784,204, respectively.

10.	EMPLOYEE BENEFIT PLANS

The Company is allocated expenses from a qualified non-contributory defined-benefit pension plan and a 401(k) defined-contribution plan sponsored by its parent, Mutual of Omaha, based upon various cost allocation methods. The Company has no legal obligation for benefits under these plans. Effective January 1, 2005, the defined-benefit pension plan was amended to freeze plan benefits for participants under 40 years of age. No benefits are available under the defined-benefit pension plan for employees hired on or after January 1, 2005. Substantially all employees are eligible for the 401(k) defined-contribution plan.

The Company’s share of net expense for these plans for the years ended December 31, was as follows:

	2022	2021	2020
Defined—benefit pension plan	$(3,896,169)	$(4,279,277)	$(1,603,114)
401(k) defined—contribution plan	$26,907,924	$23,234,565	$23,699,380

The Company has issued a group annuity contract to Mutual of Omaha’s defined-benefit pension plan with a balance of $771,076,904 and $944,373,689 as of December 31, 2022 and 2021, respectively. The Company has also issued a group annuity contract to Mutual of Omaha’s postretirement benefit plan, for which the Company has no legal liability and from which the Company is not allocated any expenses, with a balance of $5,603,539 and $6,583,428 as of December 31, 2022 and 2021, respectively. Plan assets for the 401(k) defined-contribution plan included a group annuity contract issued by the Company with a balance of $179,682,128 and $168,603,618 as of December 31, 2022 and 2021, respectively.

11.	SURPLUS AND DIVIDEND RESTRICTIONS

The portion of unassigned surplus represented by each item below as of December 31, was as follows:

	2022	2021	2020
Unrealized capital gain (loss)	$31,682,066	$(30,105,715)	$(211,767,723)
Nonadmitted assets	$(301,571,920)	$(206,466,673)	$(231,267,487)
AVR	$(305,533,139)	$(336,667,120)	$(192,642,161)

Regulatory restrictions limit the amount of dividends available for distribution without prior approval of the Director of the NDOI. As of December 31, 2022, the maximum dividend allowed is $195,089,978.

12.	COMMITMENTS AND CONTINGENCIES

The Company has commitments for additional investments as of December 31, as follows:

	2022	2021
Limited partnership investments	$527,950,837	$652,002,767
Bonds	259,016,017	100,549,048
Mortgage lending	52,027,121	224,998,289

Total	$838,993,975	$977,550,104

As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company estimated its costs related to past insolvencies and had a liability for guaranty fund assessments of $6,092,008 and $5,963,341 as of December 31, 2022 and 2021, respectively, and are included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus. The Company estimated premium tax credits that it will receive related to guaranty funds of $10,867,793 and $12,788,871 as of December 31, 2022 and 2021, respectively, and are included in other assets on the statutory statements of admitted assets, liabilities, and surplus.

The Company recognizes discounted and undiscounted amounts relating to Penn Treaty Network America and its subsidiaries (together “Penn Treaty”) insolvency. As of December 31, 2022, the discounted and undiscounted liabilities and receivables were $5,681,251 and $15,744,079, and $4,966,114 and $13,263,031, respectively. As of December 31, 2021, the discounted and undiscounted liabilities and receivables were $5,681,251 and $16,032,931, and $4,966,114 and $13,530,948, respectively. There are 50 jurisdictions for liabilities and 39 jurisdictions for premium tax credits by insolvency as of December 31, 2022. Amounts used for the Penn Treaty accruals are the discounted amounts, using a 4.25% discount rate, reported by the National Organization of Life and Health Insurance Guaranty Association.

The Company has adopted resolutions to guarantee timely payment of certain liabilities incurred by its wholly owned subsidiary, Mutual Structured Settlement. The liabilities subject to this guarantee as of December 31, 2022 are $1,700,162,326. The initial liability recognition was exempted under SSAP No. 5R 18.g, Liabilities, Contingencies and Impairments of Assets, and the maximum potential amount of future payments can not be estimated because Mutual Structured Settlement is still underwriting new business and the guarantee is essentially unlimited. There were no amounts paid under this agreement as of December 31, 2022 or 2021. Risk of performance is remote as 100% of the structured settlement liabilities are backed by a structured settlement annuity from the Company.

In July 2021, a class action was initiated against the Company in the U.S. District Court for the Southern District of California, Nieves v. United of Omaha Life Insurance Company, et al, Case No. 3:21-cv-1415, in which the plaintiff generally alleges that the defendant failed to comply with certain California statutes which address contractual grace periods and lapse notice requirements for life insurance policies. The Company maintains various defenses to the merits of the plaintiff’s claims and to class certification and intends to continue to vigorously defend itself against these claims. It is too early to predict the outcome from this litigation or to estimate the potential exposure. The Company is not aware of any other loss contingencies or assets that it considers to be impaired.

13.	LEASES

The Company leases certain property to house home office operations in Omaha, Nebraska, from Mutual of Omaha. The current lease expires December 31, 2035. The Company and Mutual of Omaha jointly enter into agreements for the rental of office space, equipment, and computer software under non-cancelable operating leases. The Company’s allocated rent expense for the years ended December 31, 2022, 2021, and 2020, was $48,164,284, $39,944,315, and $35,917,664, respectively.

Future required minimum rental payments under leases as of December 31, 2022, were as follows:

2023	$12,149,329
2024	10,116,321
2025	6,608,738
2026	4,930,678
2027	3,259,288
Thereafter	4,067,279

Total	$41,131,633

14.	THIRD—PARTY ADMINISTRATORS

During 2022 and 2021, $92,781,052 and $89,840,432, respectively, of the Company’s direct premium was written through third party administrators (“TPAs”). The total TPA premium was not in excess of 5% of the Company’s surplus.

The Company’s direct premium written by TPAs during the year ended December 31, 2020, was as follows:

Name and Address of Managing General Agent or Third—Party Administrator	FEIN Number		Exclusive Contract	Type of Business Written	Type of Authority Granted *
LTCG
11000 Prairie Lakes Dr. Suite 600
Eden Prairie, MN 55344	95-4604537		No	Long—term care	(a	)	$71,203,870
Kelly and Associates Insurance
301 International Cir				Group health
Hunt Valley, MD 21030	52-1066374		No	Group life	(b	)	22,358,359
Se2 Inc
One Security Benefit Place				Variable life
Topeka, KS 66636	20-2640636		Yes	Variable annuity	(a	)	4,394,472
All companies under $1 Million			No	Individual life	(a	)	12,628

Total							$97,969,329

Type of Authority Granted	Reference
* Premium collection and administration; claims payment and administration; policyholder service	(a	)
* Premium collection	(b	)

15.	LIABILITY FOR POLICY AND CONTRACT CLAIMS—HEALTH

A reconciliation of the liability for policy and contract claims—health as of December 31, was as follows:

	2022	2021
Health balance at January 1	$1,115,583,804	$1,027,351,649
Reinsurance recoverable	78,301,586	73,421,193

Net balance at January 1	1,037,282,218	953,930,456

Incurred related to:
Current year	1,143,850,550	1,130,567,466
Prior years	(36,133,954)	(50,926,902)

Total incurred	1,107,716,596	1,079,640,564

Paid related to:
Current year	722,884,556	715,895,377
Prior years	322,694,623	280,393,425

Total paid	1,045,579,179	996,288,802

Net balance at December 31	1,099,419,635	1,037,282,218
Reinsurance recoverable	83,339,343	78,301,586

Balance at December 31	$1,182,758,978	$1,115,583,804

During 2022, incurred claims related to prior years were favorable on both an interest adjusted and non-interest adjusted basis primarily due to favorable runout within Medicare supplement, long-term care, and group health coverages. The runout for other health products was in line with expectations. During 2021, incurred claims related to prior years were favorable on both an interest adjusted and non-interest adjusted basis primarily due to favorable runout within Medicare supplement, long-term care, and group health coverages. Group long-term disability (“LTD”) had favorable runout on a non-interest basis primarily due to updated claim termination rates. The runout for other health products was in line with expectations. Updated claim termination rates for group LTD had a smaller impact due to favorable runout on group ancillary and Medicare supplement products. The reserves are viewed and revised to reflect current conditions and claim trends and any resulting adjustments are reflected in operating results in the year the revisions were made.

The Company did not have any significant changes in methodologies or assumptions used in calculating the liability for unpaid claims and claim adjustment expenses. A roll forward of the liability for claim adjustment expenses, included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus, as of December 31, was as follows:

	2022	2021
Prior year accrual	$37,772,327	$35,428,540
Incurred claim adjustment expenses	77,830,136	64,896,008
Paid claim adjustment expenses related to:
Current year	(51,092,864)	(44,950,026)
Prior years	(22,804,828)	(17,602,195)

Total	$41,704,771	$37,772,327

16.	RESERVES FOR LIFE, ANNUITY, AND DEPOSIT—TYPE POLICIES AND CONTRACTS

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

For plans of insurance with a substandard underwriting class and for policies with a flat extra substandard premium, substandard reserves are set equal to the unearned portion of the substandard premiums.

As of December 31, 2022 and 2021, the Company had $5,962,537,340 and $15,957,603,089, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the valuation standards set by the NDOI. Reserves to cover the above insurance totaled the gross amount of $87,563,960 and $120,236,015 as of December 31, 2022 and 2021, respectively.

In 2022, the Company made the following reserve changes with a corresponding change to operations:

•	A $5,000,000 decrease in asset adequacy reserves on universal life policies with secondary guarantees from 2007 through 2012 in accordance with Actuarial Guideline 38 Section 8C (“AG38 8C”).

•	Corrected the current expense loads for a particular universal life plan included in the PBR block which resulted in an increase in the deterministic reserve of $5,806,896.

•	Corrected the industry mortality improvement in the deterministic and stochastic reserve projections under PBR methods resulting in an increase in reserves of $3,531,736.

In 2022, the Company made the following reserve changes with a corresponding change to surplus:

•	Corrected the risk-free rates used in AG36 calculations for indexed universal life reserves resulting in a decrease in reserves of $4,486,889.

•

Updated the mortality assumptions used to calculate certain deficiency reserves, the factors for which are permitted and defined under the Valuation of Life Insurance Policies Model Regulation and NE Title 210, Chapter 71 and are commonly referred to as (“X factors”) resulting in a decrease in reserves of $4,371,421.

•	Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions resulting in an increase in reserve of $14,416,157.

•	Changed the CRVM expense allowance calculation method for traditional life policies from adjusted curtate to continuous resulting in an increase in reserves of $13,371,712.

•	Changed the valuation method from net level to unitary method for certain term policies resulting in an increase in reserves of $1,959,312.

In 2021, the Company made the following reserve changes with a corresponding change to operations:

•	Excluding the $1,200,000 net decrease in AG38 8C asset adequacy reserves included below, there was a $9,300,000 decrease in asset adequacy reserves on universal life policies with secondary guarantees issued from 2007 through 2012 in accordance with AG38 8C. Other changes to the asset adequacy reserves are offsets to formula reserve changes for the universal life business subject to that testing and are included below. The total net decrease in asset adequacy reserves was $10,500,000.

•	A $2,500,000 increase in AG38 8C asset adequacy reserves to correct the amount that was recorded as of December 31, 2020.

•

Implemented a new actuarial platform for universal life reserves which resulted in a decrease in reserves of $7,600,000. This decrease is comprised of a decrease in formula reserves of $5,100,000 and an additional decrease in AG38 8C asset adequacy reserves of $2,500,000 on that portion of the business.

In 2021, the Company made the following reserve changes with a corresponding change to surplus:

•

Updated the X factors mortality assumptions used to calculate certain life deficiency reserves resulting in a decrease in life insurance contract and annuity reserves of $11,443,338. This decrease is comprised of a decrease in deficiency reserves of $5,243,338 and an additional decrease in AG38 8C asset adequacy reserves of $6,200,000.

•

Updated the no lapse premium definition for the reserve calculation for universal life policies with active secondary guarantees from continuous to annual, resulting in a net decrease in life insurance contract and annuity reserves of $6,720,046. The net decrease is comprised of a decrease in formula reserves of $11,720,046 partially offset by an increase in AG38 8C asset adequacy reserves of $5,000,000.

•

Corrected guaranteed settlement options used in the reserve calculation per Actuarial Guideline 33 for certain deferred fixed annuities resulting in a decrease in life insurance contract and annuity reserves of $13,395,650.

In 2020, the Company made the following reserve change with a corresponding change to operations:

•

Changed the interpretation of an unusual cash value (“UCV”) calculation for a return of premium (“ROP”) endowment benefit on certain term plans resulting in an increase in life insurance contract and annuity reserves of $3,595,213.

In 2020, the Company made the following reserve changes with a corresponding change to surplus:

•	Updated the X factors mortality assumptions used to calculate certain life deficiency reserves resulting in an increase in life insurance contract and annuity reserves of $7,353,964.

•

Updated the mortality assumptions used for calculating reserves for anticipated anti-selective mortality on term conversions resulting in a decrease in life insurance contract and annuity reserves of $7,581,207.

•

Applied PBR retrospectively as of January 1, 2020 to 2017-2019 issues of 2017 Commissioners Standard Ordinary simplified issue term plans with the approval of the NDOI resulting in a decrease in life insurance contract and annuity reserves of $25,901,236.

17.	ANALYSIS OF LIFE AND ANNUITY RESERVES AND DEPOSIT—TYPE LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s individual annuity reserves, group annuity reserves, and deposit-type contracts as of December 31, were as follows:

2022	General Account	Separate Account Non-Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$1,687,527,305	$—	$1,687,527,305	39.0%
At book value less current surrender charge of 5% more	114,221,007	—	114,221,007	2.6
At fair value	—	76,927,967	76,927,967	1.8

Total with adjustment or at fair value	1,801,748,312	76,927,967	1,878,676,279	43.4
At book value without adjustment (minimal or no charge)	1,174,497,505	—	1,174,497,505	27.2
Not subject to discretionary withdrawal	1,271,146,874	568,937	1,271,715,811	29.4

Gross total	4,247,392,691	77,496,904	4,324,889,595	100.0%

Reinsurance ceded	1,742,827,648	—	1,742,827,648

Net total	$2,504,565,043	$77,496,904	$2,582,061,947

Amount included in book value less current surrender charge of 5% or more that will move to the book value without adjustment for the first time within the year after the statutory—basis statement date:	$4,695,666	$—	$4,695,666

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$366,728,800	$—	$366,728,800	6.1%
At book value without adjustment (minimal or no charge)	12,786,282	—	12,786,282	0.2
Not subject to discretionary withdrawal	5,675,978,807	—	5,675,978,807	93.7

Gross total	6,055,493,889	—	6,055,493,889	100.0%

Reinsurance ceded	12,334,883	—	12,334,883

Net total	$6,043,159,006	$—	$6,043,159,006

Deposit funds liabilities—subject to discretionary withdrawal:
With market value adjustment	$653,325,840	$—	$653,325,840	6.6%
At fair value	—	4,020,456,773	4,020,456,773	40.8

Total with adjustment or at fair value	653,325,840	4,020,456,773	4,673,782,613	47.4
At book value without adjustment (minimal or no charge)	518,472,573	—	518,472,573	5.3
Not subject to discretionary withdrawal	4,660,779,824	—	4,660,779,824	47.3

Gross total	5,832,578,237	4,020,456,773	9,853,035,010	100.0%

Reinsurance ceded	22,106,499	—	22,106,499

Net total	$5,810,471,738	$4,020,456,773	$9,830,928,511

2021	General Account	Separate Account Non-Guaranteed	Total	% of Total
Individual annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$1,107,330,192	$—	$1,107,330,192	29.6%
At book value less current surrender charge of 5% more	117,846,901	—	117,846,901	3.2
At fair value	—	106,183,398	106,183,398	2.8

Total with adjustment or at fair value	1,225,177,093	106,183,398	1,331,360,491	35.6
At book value without adjustment (minimal At book value without adjustment (minimal or no charge)	1,211,097,726	—	1,211,097,726	32.4
Not subject to discretionary withdrawal	1,198,482,421	761,425	1,199,243,846	32.0

Gross total	3,634,757,240	106,944,823	3,741,702,063	100.0%

Reinsurance ceded	1,762,671,345	—	1,762,671,345

Net total	$1,872,085,895	$106,944,823	$1,979,030,718

Amount included in book value less current surrender charge of 5% or more that will move to the book value without adjustment for the first time within the year after the statutory—basis statement date:	$5,245,167	$—	$5,245,167

Group annuity reserves—subject to discretionary withdrawal:
With market value adjustment	$321,053,227	$—	$321,053,227	6.1%
At book value without adjustment (minimal or no charge)	17,794,352	—	17,794,352	0.3
Not subject to discretionary withdrawal	4,884,841,712	—	4,884,841,712	93.6

Gross total	5,223,689,291	—	5,223,689,291	100.0%

Reinsurance ceded	16,938,831	—	16,938,831

Net total	$5,206,750,460	$—	$5,206,750,460

Deposit funds liabilities—subject to discretionary withdrawal:
With market value adjustment	$935,062,217	$—	$935,062,217	9.7%
At fair value	—	4,862,177,875	4,862,177,875	50.7

Total with adjustment or at fair value	935,062,217	4,862,177,875	5,797,240,092	60.4
At book value without adjustment (minimal or no charge)	518,876,802	—	518,876,802	5.4
Not subject to discretionary withdrawal	3,288,321,016	—	3,288,321,016	34.2

Gross total	4,742,260,035	4,862,177,875	9,604,437,910	100.0%

Reinsurance ceded	27,063,413	—	27,063,413

Net total	$4,715,196,622	$4,862,177,875	$9,577,374,497

Annuity reserves and deposit funds liabilities subject to discretionary withdrawal at fair value include runoff variable annuity reserves for policies which are 100% ceded under a modified coinsurance reinsurance agreement to a third party.

There were no annuity reserves or deposit-type liabilities in guaranteed separate accounts as of December 31, 2022 and 2021.

The following information is obtained from the applicable exhibits in the Company’s annual statement which was filed with the NDOI and are provided to reconcile total annuity reserves and deposit-type contract liabilities to amounts reported on the statutory financial statements as of December 31.

	2022	2021
Life, accident, and health annual statement:
Exhibit 5, Annuities section—net total	$8,543,656,308	$7,074,529,034
Exhibit 5, Supplementary Contracts with Life Contingencies section—net total	4,067,741	4,307,320
Exhibit 7, Deposit—type Contracts, Line 14—net total	5,810,471,738	4,715,196,623

Subtotal	14,358,195,787	11,794,032,977
Separate accounts annual statement:
Exhibit 3, Annuities section—net total	77,496,904	106,944,823
Exhibit 4, Deposit—type Contracts, Line 9—net total	4,020,456,773	4,862,177,875

Total	$18,456,149,464	$16,763,155,675

The withdrawal characteristics of the Company’s life policy reserves as of December 31, were as follows:

2022	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$123,966,916	$241,317,508
Universal life	442,259,630	480,145,139	536,269,394
Universal life with secondary guarantees	1,479,247,806	1,263,371,968	3,275,543,417
Indexed universal life with secondary guarantees	545,417,733	312,774,904	419,690,610
Other permanent cash value life insurance	—	2,864,745,328	3,865,022,292
Variable universal life	12,792,161	12,791,911	18,311,108
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	1,948,795,351
Accidental death benefits	N/A	N/A	11,493,188
Disability—active lives	N/A	N/A	18,347,872
Disability—disabled lives	N/A	N/A	127,121,890
Miscellaneous reserves	N/A	N/A	159,926,364

Gross total	2,479,717,330	5,057,796,166	10,621,838,994
Reinsurance ceded	467,150,734	404,556,287	3,546,932,496

Net total	$2,012,566,596	$4,653,239,879	$7,074,906,498

Separate account non—guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$55,094,727	$55,094,727	$55,120,728

2021	Account Value	Cash Value	Reserves
General account—
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$100,447,908	$225,489,612
Universal life	456,373,774	493,731,464	550,673,310
Universal life with secondary guarantees	1,512,070,312	1,242,014,838	3,069,464,624
Indexed universal life with secondary guarantees	343,868,907	190,529,623	328,779,084
Other permanent cash value life insurance	—	2,638,124,348	3,542,729,954
Variable universal life	12,153,993	12,180,883	17,868,368
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	N/A	N/A	1,860,357,250
Accidental death benefits	N/A	N/A	9,480,119
Disability—active lives	N/A	N/A	17,081,461
Disability—disabled lives	N/A	N/A	122,767,062
Miscellaneous reserves	N/A	N/A	189,812,449

Gross total	2,324,466,986	4,677,029,064	9,934,503,293
Reinsurance ceded	485,763,655	378,631,274	3,344,570,215

Net total	$1,838,703,331	$4,298,397,790	$6,589,933,078

Separate account non—guaranteed—
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$69,882,169	$69,882,169	$69,943,734

As of December 31, 2022 and 2021, there were no amounts reinsured on variable universal life subject to discretionary withdrawal, surrender values, or policy loans on non-guaranteed separate accounts. The Company did not have separate accounts with guarantees in 2022 and 2021.

The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NDOI and are provided to reconcile total life insurance reserves to amounts reported on the statutory financial statements as of December 31.

	2022	2021
Life, accident, and health annual statement:
Exhibit 5, Life Insurance section—net total	$6,808,374,995	$6,319,907,361
Exhibit 5, Accidental Death Benefits section—net total	11,352,033	8,852,883
Exhibit 5, Disability—Active Lives section—net total	6,643,119	6,141,453
Exhibit 5, Disability—Disabled Lives section—net total	125,092,299	120,904,763
Exhibit 5, Miscellaneous Reserves section—net total	123,444,052	134,126,618

Subtotal	7,074,906,498	6,589,933,078
Separate accounts annual statement:
Exhibit 3, Life Insurance section—net total	55,120,728	69,943,734

Total	$7,130,027,226	$6,659,876,812

18.	PREMIUMS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:

	2022		2021
Type	Gross	Net of Loading	Gross	Net of Loading
Ordinary first—year business	$97,632,298	$2,141,740	$100,203,370	$2,129,134
Ordinary renewal	473,999,592	312,209,783	481,899,746	332,468,751
Group life	(93,252,394)	(94,185,954)	(85,592,413)	(86,430,510)
Group annuity	(15,800)	(15,800)	(8,621)	(8,621)

Total	$478,363,696	$220,149,769	$496,502,082	$248,158,754

19.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business. The Company reported assets and liabilities from the following product lines into a separate account and the assets are legally insulated from the general account as of December 31.

Product	State of Statute	2022	2021
Fund B—Variable universal life	Nebraska 44-402.01-05	$55,094,813	$69,882,302
Fund C—Variable annuity	Nebraska 44-402.01-05	77,749,934	106,928,589
Fund K—401k	Nebraska 44-402.01-05	3,859,738,145	4,747,458,122
Fund II—Institutional index	Nebraska 44-402.01-05	175,320,366	166,579,428

		$4,167,903,258	$5,090,848,441

Information regarding the non-guaranteed separate accounts of the Company as of and for the years ended December 31, was as follows:

	2022	2021
Premiums and considerations	$3,185,544	4,517,280
Deposits	2,820,715,010	2,570,570,379

Premiums, considerations, and deposits	$2,823,900,554	$2,575,087,659

Reserves subject to discretionary withdrawal—fair value	$4,152,505,468	5,038,305,006
Reserves not subject to discretionary withdrawal—fair value	568,937	761,425

Total reserves by withdrawal characteristics	$4,153,074,405	$5,039,066,431

Transfers as reported on the statutory statements of operations of the separate accounts annual statement:
Transfers to separate accounts	$3,193,641	4,517,280
Transfers from separate accounts	11,894,484	18,200,124

Net transfers of the general account	(8,700,843)	(13,682,844)
Reinsurance of separate account business	8,700,843	13,682,844

Net transfers as reported on the statutory statements of operations	$—	$—

The Company does not hold guaranteed separate accounts or reserves in separate accounts for asset default risk in lieu of AVR as of December 31, 2022 and 2021.

20.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2022 through March 22, 2023, the date these financial statements were available to be issued. On February 1, 2023, Omaha Re’s Board of Directors declared a cash ordinary dividend in the amount of $28,000,000 that was paid to the Company on March 16, 2023. The Company continues to evaluate its exposure to the banking sector and will follow its existing processes for determining any potential investment impairments. The Company does not currently expect any investment impairments in this sector to be material. No other material subsequent events have been identified.

******

SUPPLEMENTAL SCHEDULES

Deloitte & Touche LLP 1100 Capitol Ave., Suite 300 Omaha, NE 68102-1113 USA Tel: 1-402-346-7788 www.deloitte.com

INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTAL SCHEDULES

To the Board of Directors

United of Omaha Life Insurance Company

Omaha, Nebraska

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, and the supplemental investment risks interrogatories as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory financial statements. These schedules are the responsibility of United of Omaha Life Insurance Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory financial statements as a whole.

March 22, 2023

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2022

Investment income earned:
U.S. government bonds	$15,769,887
Other bonds (unaffiliated)	795,341,566
Bonds of affiliates	1,251,504
Preferred stocks (unaffiliated)	1,921,513
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	572,893
Common stocks of affiliates	15,675,134
Mortgage loans	148,318,160
Real estate	18,748,800
Contract loans	12,334,865
Cash and cash equivalents	1,104,001
Short—term investments	3,467,105
Other invested assets	84,450,043
Derivative instruments	22,677,641
Aggregate write—ins for investment income	550,373

Gross investment income	$1,122,183,485

Real estate owned—book value less encumbrances	$8,221,923

Farm mortgages—book value	$—

Residential mortgages—book value	$—

Commercial mortgages—book value	$3,868,899,848

Total mortgage loans—book value	$3,926,098,742

Mortgage loans by standing—book value:

Good standing	$3,923,021,014

Good standing with restructured terms	$3,077,728

Interest overdue more than 90 days, not in foreclosure	$—

Foreclosure in process	$—

Other long—term assets—statement value	$942,944,497

Collateral loans	$—

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2022

Bonds and stocks of subsidiaries and affiliates—book value:
Bonds	$834,793

Preferred stocks	$—

Common stocks	$138,813,248

Bonds and short—term investments by NAIC designation and maturity:
Bonds by maturity—statement value:
Due within one year or less	$1,225,714,197
Over 1 year and through 5 years	5,197,714,228
Over 5 years through 10 years	4,479,592,424
Over 10 years through 20 years	4,746,155,976
Over 20 years	6,066,915,423

Total by maturity	$21,716,092,248

Bonds and short—term investments by NAIC designation—statement value:
NAIC 1	$11,257,723,265
NAIC 2	9,928,323,115
NAIC 3	492,563,977
NAIC 4	22,962,663
NAIC 5	13,043,010
NAIC 6	1,476,218

Total by NAIC designation	$21,716,092,248

Total bonds publicly traded	$9,122,059,157

Total bonds privately placed	$12,594,033,091

Preferred stocks—statement value	$181,779,852

Common stocks	$236,085,148

Short—term investments—book value	$128,500,000

Options, caps, and floors owned—statement value	$—

Options, caps, and floors written and in force—statement value	$—

Collar, swap, and forward agreements open—current value	$117,781,742

Future contracts open—current value	$—

Cash on deposit	$(81,494,619)

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2022

Life insurance in force (in thousands):
Industrial	$—

Ordinary	$217,949,623

Credit life	$—

Group life	$316,609,960

Amount of accidental death insurance in force under ordinary policies (in thousands):	$6,367,377

Life insurance with disability provisions in force (in thousands):
Industrial	$—

Ordinary	$13,708,581

Credit life	$—

Group life	$303,804,982

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$82,229,166

Income payable	$823,372

Ordinary—involving life contingencies:
Income payable	$526,411

Group—not involving life contingencies:
Amount on deposit	$—

Income payable	$—

Group—involving life contingencies:
Income payable	$11,900

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2022

Annuities:
Ordinary—immediate:
Income payable	$119,890,756

Ordinary—deferred:
Fully paid account balance	$2,291,458,680

Not fully paid account balance	$609,667,720

Group:
Income payable	$501,100,199

Fully paid account balance	$868,193,182

Not fully paid account balance	$11,231,028

Accident and health insurance—premiums in force:
Other	$908,592,773

Group	$1,356,582,032

Credit	$—

Deposit funds:
Account balance	$5,750,347,195

Dividend accumulations:
Account balance	$1,875

Claim payments 2022:
Group accident and health—year ended December 31, 2022:
2022	$426,787,983

2021	$164,623,464

2020	$39,766,129

2019	$19,568,379

2018	$12,694,986

2017 and prior	$50,146,469

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY

(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2022

Claim payments 2022 (continued):
Other accident and health—year ended December 31, 2022:
2022	$296,096,573

2021	$36,163,014

2020	$(59,909)

2019	$(171,724)

2018	$(25,323)

2017 and prior	$(10,860)

Other coverages that use developmental methods to calculate claim reserves—year ended December 31, 2022:
2022	$—

2021	$—

2020	$—

2019	$—

2018	$—

2017 and prior	$—

(Concluded)

- 7 1 -

ANNUAL STATEMENT FOR THE YEAR 2022 OF THE United of Omaha Life Insurance Company

SUMMARY INVESTMENT SCHEDULE

	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
	1	2	3	4	5	6
Investment Categories	Amount	Percentage of Column 1 Line 13	Amount	Securities Lending Reinvested Collateral Amount	Total (Col. 3 + 4) Amount	Percentage of Column 5 Line 13
1. Long-Term Bonds (Schedule D, Part 1):
1.01 U.S. governments	542,062,586	1.924	542,062,586	0	542,062,586	1.924
1.02 All other governments	89,583,311	0.318	89,583,311	0	89,583,311	0.318
1.03 U.S. states, territories and possessions, etc. guaranteed	26,500,000	0.094	26,500,000	0	26,500,000	0.094
1.04 U.S. political subdivisions of states, territories, and possessions, guaranteed	135,175,878	0.480	135,175,878	0	135,175,878	0.480
1.05 U.S. special revenue and special assessment obligations, etc. non—guaranteed	1,537,234,762	5.455	1,537,234,762	0	1,537,234,762	5.456
1.06 Industrial and miscellaneous	19,004,305,534	67.443	19,004,305,534	291,823,316	19,296,128,850	68.491
1.07 Hybrid securities	198,939,750	0.706	198,939,750	0	198,939,750	0.706
1.08 Parent, subsidiaries and affiliates	834,793	0.003	834,793	0	834,793	0.003
1.09 SVO identified funds	0	0.000	0	0	0	0.000
1.10 Unaffiliated bank loans	15,017,832	0.053	15,017,832	0	15,017,832	0.053
1.11 Unaffiliated certificates of deposit	0	0.000	0	0	0	0.000
1.12 Total long-term bonds	21,549,654,445	76.476	21,549,654,445	291,823,316	21,841,477,761	77.526
2. Preferred stocks (Schedule D, Part 2, Section 1):
2.01 Industrial and miscellaneous (Unaffiliated)	181,779,852	0.645	181,779,852	0	181,779,852	0.645
2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
2.03 Total preferred stocks	181,779,852	0.645	181,779,852	0	181,779,852	0.645
3. Common stocks (Schedule D, Part 2, Section 2):
3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	87,610,800	0.311	87,610,800	0	87,610,800	0.311
3.02 Industrial and miscellaneous Other (Unaffiliated)	9,661,100	0.034	9,661,100	0	9,661,100	0.034
3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
3.04 Parent, subsidiaries and affiliates Other	143,866,897	0.511	138,813,248	0	138,813,248	0.493
3.05 Mutual funds	0	0.000	0	0	0	0.000
3.06 Unit investment trusts	0	0.000	0	0	0	0.000
3.07 Closed-end funds	0	0.000	0	0	0	0.000
3.08 Exchange traded funds	0	0.000	0	0	0	0.000
3.09 Total common stocks	241,138,797	0.856	236,085,148	0	236,085,148	0.838
4. Mortgage loans (Schedule B):
4.01 Farm mortgages	0	0.000	0	0	0	0.000
4.02 Residential mortgages	0	0.000	0	0	0	0.000
4.03 Commercial mortgages	3,868,899,848	13.730	3,868,899,848	0	3,868,899,848	13.733
4.04 Mezzanine real estate loans	57,198,894	0.203	57,198,894	0	57,198,894	0.203
4.05 Total valuation allowance	0	0.000	0	0	0	0.000
4.06 Total mortgage loans	3,926,098,742	13.933	3,926,098,742	0	3,926,098,742	13.936
5. Real estate (Schedule A):
5.01 Properties occupied by company	4,459,105	0.016	4,459,105	0	4,459,105	0.016
5.02 Properties held for production of income	0	0.000	0	0	0	0.000
5.03 Properties held for sale	3,762,818	0.013	3,762,818	0	3,762,818	0.013
5.04 Total real estate	8,221,923	0.029	8,221,923	0	8,221,923	0.029
6. Cash, cash equivalents and short-term investments:
6.01 Cash (Schedule E, Part 1)	(81,494,619)	(0.289)	(81,494,619)	111,002,337	29,507,718	0.105
6.02 Cash equivalents (Schedule E, Part 2)	37,937,803	0.135	37,937,803	362,201,257	400,139,059	1.420
6.03 Short-term investments (Schedule DA)	128,500,000	0.456	128,500,000	102,686,862	231,186,862	0.821
6.04 Total cash, cash equivalents and short-term investments	84,943,183	0.301	84,943,183	575,890,455	660,833,639	2.346
7. Contract loans	226,165,833	0.803	226,098,793	0	226,098,793	0.803
8. Derivatives (Schedule DB)	128,196,826	0.455	128,196,826	0	128,196,826	0.455
9. Other invested assets (Schedule BA)	942,944,497	3.346	942,944,497	0	942,944,497	3.347
10. Receivables for securities	21,447,761	0.076	21,447,761	0	21,447,761	0.076
11. Securities Lending (Schedule DL, Part 1)	867,713,771	3.079	867,713,771	XXX	XXX	XXX
12. Other invested assets (Page 2, Line 11)	0	0.000	0	0	0	0.000

13. Total invested assets	28,178,305,630	100.000	28,173,184,940	867,713,771	28,173,184,940	100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES

For The Year Ended December 31, 2022

(To Be Filed by April 1)

Of The United of Omaha Life Insurance Company

ADDRESS (City, State and Zip Code) Omaha, NE 68175

NAIC Group Code 0261 NAIC Company Code 69868 Federal Employer’s Identification Number (FEIN) 47-0322111

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reportingentity’s total admitted assets as reported on Page 2 of this annual statement.			$29,057,174,959.48

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01	Federal Home Loan Mortgage Corporation	CMO, MBS	$448,176,464.59	1.5%
2.02	Federal National Mortgage Association	CMO, MBS	$294,953,850.89	1.0%
2.03	Mutual of Omaha Opportunities Fund, L.P.	Sch BA-Joint Venture	$194,975,855.00	0.7%
2.04	Lumeris Group Holdings Corporation	Preferred Stock	$132,254,226.71	0.5%
2.05	Omaha Financial Holdings (Mutual of Omaha Mortgage) Revolver	Bank Loan	$128,500,000.00	0.4%
2.06	MCF Direct Lendi	ABS	$122,484,355.23	0.4%
2.07	Verizon Communications Inc.	Bonds	$101,872,938.49	0.4%
2.08	The Goldman Sachs Group, Inc.	Bonds	$97,863,611.80	0.3%
2.09	Discovery Mortgage Loan Trust, Series 2022-25	Sch BA-All Other	$94,396,829.36	0.3%
2.10	Oracle Corporation	Bonds	$93,644,619.14	0.3%

3. Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2		Preferred Stocks	3	4
3.01	NAIC 1	$11,257,723,264.90	38.7%	3.07	NAIC 1	$24,215,025.00	0.1%
3.02	NAIC 2	$9,928,323,115.44	34.2%	3.08	NAIC 2	$21,322,600.00	0.1%
3.03	NAIC 3	$492,563,977.10	1.7%	3.09	NAIC 3	$3,988,000.00	0.0%
3.04	NAIC 4	$22,962,662.88	0.1%	3.10	NAIC 4	$0.00	0.0%
3.05	NAIC 5	$13,043,009.69	0.0%	3.11	NAIC 5	$0.00	0.0%
3.06	NAIC 6	$1,476,216.60	0.0%	3.12	NAIC 6	$132,254,226.70	0.5%

4.	Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes ☐ No ☒

	If response to 4.01 above is yes, responses are not required for interrogatories 5-10.

4.02	Total admitted assets held in foreign investments	$4,776,438,457.53	16.4%
4.03	Foreign-currency-denominated investments	$0.00	0.0%
4.04	Insurance liabilities denominated in that same foreign currency	$0.00	0.0%

SUPPLEMENT FOR THE YEAR 2022 OF THE United of Omaha Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$4,588,233,151.63	15.8%
5.02	Countries designated NAIC-2	$147,558,448.76	0.5%
5.03	Countries designated NAIC-3 or below	$40,646,857.13	0.1%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
6.01	Country 1: United Kingdom	$1,217,223,923.55	4.2%
6.02	Country 2: Cayman Islands	$942,417,213.79	3.2%
	Countries designated NAIC - 2:
6.03	Country 1: Mexico	$46,354,906.01	0.2%
6.04	Country 2: Indonesia	$23,688,303.05	0.1%
	Countries designated NAIC - 3 or below:
6.05	Country 1: Bahamas	$14,280,291.39	0.0%
6.06	Country 2: Virgin Islands, British	$8,213,130.97	0.0%

		1	2
7.	Aggregate unhedged foreign currency exposure	$0.00	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$0.00	0.0%
8.02	Countries designated NAIC-2	$0.00	0.0%
8.03	Countries designated NAIC-3 or below	$0.00	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
9.01	Country 1:	$0.00	0.0%
9.02	Country 2:	$0.00	0.0%
	Countries designated NAIC - 2:
9.03	Country 1:	$0.00	0.0%
9.04	Country 2:	$0.00	0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:	$0.00	0.0%
9.06	Country 2:	$0.00	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Designation
10.01	Caribbean Utilities Company, Ltd.	2, 2FE	$51,012,999.00	0.2%
10.02	Vodafone Group Public Limited Company	2FE, 3FE	$50,829,184.63	0.2%
10.03	Peel Ports PP Finance Limited	2PL	$48,388,000.00	0.2%
10.04	Dalrymple Bay Finance PTY Ltd	2, 2FE	$47,020,774.73	0.2%
10.05	GPT Re Limited	1, 1FE	$45,000,000.00	0.2%
10.06	LondonMetric Property plc	2	$44,758,900.00	0.2%
10.07	RIN II Ltd.	1FE	$43,950,000.00	0.2%
10.08	DCC TREASURY 2014 LIMITED	2	$43,869,696.79	0.2%
10.09	Heathrow Airport Limited	2	$42,339,500.00	0.1%
10.10	Commonwealth Bank of Australia	2FE	$41,414,565.47	0.1%

SUPPLEMENT FOR THE YEAR 2022 OF THE United of Omaha Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$0.00	0.0%
11.03	Canadian-currency-denominated investments	$0.00	0.0%
11.04	Canadian-denominated insurance liabilities	$0.00	0.0%
11.05	Unhedged Canadian currency exposure	$0.00	0.0%

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$0.00	0.0%
	Largest three investments with contractual sales restrictions:
12.03		$0.00	0.0%
12.04		$0.00	0.0%
12.05		$0.00	0.0%

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01	Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?		Yes ☐ No ☒

	If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02	Mutual of Omaha Opportunities Fund, L.P.	$194,975,855.00	0.7%
13.03	Discovery Mortgage Loan Trust	$171,334,464.10	0.6%
13.04	Lumeris Group Holdings Corporation	$132,254,226.70	0.5%
13.05	Federal Home Loan Bank of Topeka	$87,610,800.00	0.3%
13.06	Companion Life Insurance Company	$80,273,717.35	0.3%
13.07	MCCARTHY GP LLC	$64,216,749.00	0.2%
13.08	United World Life Insurance Company	$58,539,530.26	0.2%
13.09	KSL Capital Partners	$36,646,110.14	0.1%
13.10	The Carlyle Group	$30,897,270.00	0.1%
13.11	Cloverlay Investment Management	$22,486,241.82	0.1%

SUPPLEMENT FOR THE YEAR 2022 OF THE United of Omaha Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$0.00	0.0%
	Largest three investments held in nonaffiliated, privately placed equities:
14.03		$0.00	0.0%
14.04		$0.00	0.0%
14.05		$0.00	0.0%

	Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	Federal Home Loan Bank of Topeka	$13,860.86	$0.00	$13,860.86
14.07	First American Funds, Inc. - Treasury Obligations Fund	$0.73	$0.73	$0.00
14.08	First American Funds, Inc. - U.S. Treasury Money Market Fund	$0.72	$0.72	$0.00
14.09	Wells Fargo Funds Trust - Treasury Plus Money Market Fund	$0.12	$0.12	$0.00
14.10		$0.00	$0.00	$0.00
14.11		$0.00	$0.00	$0.00
14.12		$0.00	$0.00	$0.00
14.13		$0.00	$0.00	$0.00
14.14		$0.00	$0.00	$0.00
14.15		$0.00	$0.00	$0.00

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$0.00	0.0%
	Largest three investments in general partnership interests:
15.03		$0.00	0.0%
15.04		$0.00	0.0%
15.05		$0.00	0.0%

SUPPLEMENT FOR THE YEAR 2022 OF THE United of Omaha Life Insurance Company

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐ No ☒

If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1 Type (Residential, Commercial, Agricultural)	2	3
16.02	Commercial - SFR3-040 LLC	$57,198,893.74	0.2%
16.03	Commercial - KEW REALTY CORPORATION	$37,107,884.75	0.1%
16.04	Commercial - 11701 S CENTRAL OWNER LP	$29,636,006.73	0.1%
16.05	Commercial - FEDERAL BUSINESS CENTERS INC	$29,392,668.09	0.1%
16.06	Commercial - PACE-BRENTWOOD PARTNERS LLC	$29,352,019.38	0.1%
16.07	Commercial - FREMONT VENTURES 2 LLC	$27,141,717.63	0.1%
16.08	Commercial - DOLLINGER-WESTLAKE ASSOCIATES, A LIMITED PARTNERSHIP	$24,464,283.54	0.1%
16.09	Commercial - EXECUTIVE TOWERS AT LIDO LLC	$24,260,282.11	0.1%
16.10	Commercial - THE LINKS AT BENTONVILLE LP	$24,223,159.36	0.1%
16.11	Commercial - AG-APG 3350 TP PROPERTY OWNER LLC	$24,100,000.00	0.1%

	Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Loans

16.12	Construction loans	$0.00	0.0%
16.13	Mortgage loans over 90 days past due	$0.00	0.0%
16.14	Mortgage loans in the process of foreclosure	$0.00	0.0%
16.15	Mortgage loans foreclosed	$0.00	0.0%
16.16	Restructured mortgage loans	$3,077,727.96	0.0%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan to Value	1	2	3	4	5	6
17.01	above 95%	$0.00	0.0%	$0.00	0.0%	$0.00	0.0%
17.02	91 to 95%	$0.00	0.0%	$0.00	0.0%	$0.00	0.0%
17.03	81 to 90%	$0.00	0.0%	$0.00	0.0%	$0.00	0.0%
17.04	71 to 80%	$0.00	0.0%	$110,225,670.51	0.4%	$0.00	0.0%
17.05	below 70%	$0.00	0.0%	$3,815,873,071.11	13.1%	$0.00	0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

	If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	Largest five investments in any one parcel or group of contiguous parcels of real estate.

	Description 1	2	3
18.02		$0.00	0.0%
18.03		$0.00	0.0%
18.04		$0.00	0.0%
18.05		$0.00	0.0%
18.06		$0.00	0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?		Yes ☒ No ☐

	If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$0.00	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$0.00	0.0%
19.04		$0.00	0.0%
19.05		$0.00	0.0%

SUPPLEMENT FOR THE YEAR 2022 OF THE United of Omaha Life Insurance Company

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:
		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$1,021,890,006.09	3.5%	$866,024,364.76	$795,997,900.48	$1,021,309,745.18
20.02	Repurchase agreements	$0.00	0.0%	$17,964,645.28	$63,269,099.24	$18,426,370.66
20.03	Reverse repurchase agreements	$0.00	0.0%	$0.00	$0.00	$0.00
20.04	Dollar repurchase agreements	$0.00	0.0%	$0.00	$0.00	$0.00
20.05	Dollar reverse repurchase agreements	$0.00	0.0%	$0.00	$0.00	$0.00

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:
		Owned		Written
		1	2	3	4
21.01	Hedging	$14,158,789.50	0.0%	$0.00	0.0%
21.02	Income generation	$0.00	0.0%	$0.00	0.0%
21.03	Other	$0.00	0.0%	$0.00	0.0%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:
		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
22.01	Hedging	$26,048,883.98	0.1%	$21,065,605.78	$23,125,349.84	$24,146,938.44
22.02	Income generation	$0.00	0.0%	$0.00	$0.00	$0.00
22.03	Replications	$0.00	0.0%	$0.00	$0.00	$0.00
22.04	Other	$0.00	0.0%	$0.00	$0.00	$0.00

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter 3	2nd Quarter 4	3rd Quarter 5
23.01	Hedging	$0.00	0.0%	$0.00	$0.00	$0.00
23.02	Income generation	$0.00	0.0%	$0.00	$0.00	$0.00
23.03	Replications	$0.00	0.0%	$0.00	$0.00	$0.00
23.04	Other	$0.00	0.0%	$0.00	$0.00	$0.00